                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant (  X  )
Filed by a Party other than the Registrant (    )

Check the appropriate box:
(    )     Preliminary Proxy Statement
(    )     Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e)(2))
( X  )     Definitive Proxy Statement
(    )     Definitive Additional Materials
(    )     Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                                   CDI CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
(  X )     No Fee Required
(    )     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.

           1)  Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------

           2)  Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------

           4)  Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------

           5)  Total fee paid:

           ---------------------------------------------------------------------

(  )   Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

       -------------------------------------------------------------------------

       2)  Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

       3)  Filing Party:

       -------------------------------------------------------------------------

       4)  Date Filed:

       -------------------------------------------------------------------------

                               [CDI Corp. Logo]

                         1717 Arch Street, 35th Floor
                     Philadelphia, Pennsylvania 19103-2768


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  May 7, 2002


To all Shareholders:

The Annual Meeting of the Shareholders of CDI Corp. (the "Company") will be held in the Trumbauer West Room on the 51st Floor of the Bell Atlantic Tower, 1717 Arch Street, Philadelphia, Pennsylvania 19103, on Tuesday, May 7, 2002 at 10:00 a.m., for the following purposes:

1. To elect eight directors of the Company to serve during the ensuing year or until their successors have been duly elected and qualified;

2. To approve two amendments to the Company's 1998 Non-Qualified Stock Option Plan, increasing the number of shares of stock that can be issued under the Plan and increasing the number of options which can be granted to one person in a year, each as described in the accompanying Proxy Statement;

3. To approve a bonus plan and stock option grant for Roger H. Ballou, the Company's new President and Chief Executive Officer, as described in the accompanying Proxy Statement;

4. To ratify the appointment of KPMG LLP as the Company's independent auditors for 2002; and

5. To transact such other business as may properly come before the meeting or any and all adjournments or postponements of the meeting.

Only shareholders of record on March 15, 2002 are entitled to notice of and to vote at the Annual Meeting. If you do not expect to attend the meeting in person and desire to have your shares represented and voted at the meeting, please fill in, sign, date and promptly return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States. Most shareholders (those who hold their shares in "street name" through brokers, banks and other nominees) can also vote their shares over the Internet or by telephone. See the instructions on your proxy card. If you do attend the meeting, you may revoke your proxy and vote in person.

                                      By Order of the Board of Directors

                                                 [Signature]

                                      JOSEPH R. SEIDERS, Secretary

Dated: April 12, 2002
Philadelphia, Pennsylvania

                               [CDI Corp. Logo]
                         1717 Arch Street, 35th Floor
                     Philadelphia, Pennsylvania 19103-2768

                _____________________________________________

                                Proxy Statement

                      For Annual Meeting of Shareholders

                            To be held May 7, 2002
                _____________________________________________


                              GENERAL INFORMATION

This Proxy Statement and the accompanying Proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of CDI Corp. ("CDI" or the "Company"), a corporation organized under the laws of the Commonwealth of Pennsylvania, to be used at the Annual Meeting of Shareholders to be held on Tuesday, May 7, 2002 at 10:00 a.m. in the Trumbauer West Room on the 51st Floor of the Bell Atlantic Tower, 1717 Arch Street, Philadelphia, Pennsylvania and at any and all adjournments or postponements of that meeting. The date of mailing of this Proxy Statement and the Proxy to the Company's shareholders is on or about April 12, 2002.

The solicitation of proxies is being handled by the Company at its cost, principally by mail. If it appears desirable to do so in order to assure adequate representation of shareholders at the meeting, officers and other employees of the Company may contact shareholders, banks, brokerage firms or nominees by telephone or in person to request that proxies be furnished in time for the meeting. No solicitation is being made by specially engaged employees of the Company or paid solicitors.

If the enclosed Proxy is executed and returned, it may nevertheless be revoked by giving written notice of revocation to the Secretary of the Company at any time prior to the vote. The Proxy is in such a form that authority to vote for the election of all or any one of the directors can be withheld and that separate approval or disapproval can be indicated with respect to each of the proposals being submitted to shareholders. Unless a contrary choice is specified, the shares represented by the Proxy will be voted (1) for the election of all of the directors unless authority to do so is withheld, (2) for approval of the amendments to the Company's 1998 Non-Qualified Stock Option Plan, (3) for approval of the bonus plan and stock option grant for the Company's new President and Chief Executive Officer, and (4) for ratification of the auditors.

                                 ANNUAL REPORT

The Company's Annual Report to Shareholders for the year ended December 31, 2001 is being mailed to all shareholders together with this Proxy Statement. That report is not to be regarded as proxy solicitation material or as a part of this Proxy Statement.

                                 VOTING RIGHTS

There were outstanding and entitled to vote, as of March 15, 2002, 19,172,902 shares of the common stock, par value $.10 per share, of the Company ("CDI Stock"), the only class of stock of the Company now issued and outstanding. Shareholders are entitled to one vote for each share of CDI Stock held. The presence, in person or by proxy, of a majority of the number of outstanding shares of CDI Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. A quorum being present, proposals will be decided by a majority of the votes cast, in person and by proxy, at the Annual Meeting by all shareholders entitled to vote. Shares represented by proxies that reflect abstentions and shares referred to as "broker nonvotes" (shares held by brokers or nominees as to which instructions have not been received from beneficial owners and as to which the broker or nominee does not have discretionary voting power on a particular matter) will be treated as being present for purposes of determining the presence of a quorum but will not constitute a vote cast with respect to any matter. Only shareholders of record at the close of business on March 15, 2002 will be entitled to vote at the meeting.

             PRINCIPAL SHAREHOLDERS AND MANAGEMENT STOCK OWNERSHIP

As of February 15, 2002, the following persons and entities were known by the Company to be beneficial owners of more than 5% of the outstanding CDI Stock. The following table shows, as of that date, the number of shares of CDI Stock so owned and the percentage of outstanding CDI Stock represented by the number of shares so owned.

                                               Number of Shares    Percentage of
Name and Address of                              of CDI Stock       Outstanding
 Beneficial Owner                             Owned Beneficially*    CDI Stock
-------------------                           -------------------  -------------

Lawrence C. Karlson and Barton J. Winokur,      5,458,419 (1)          27.7%
as Trustees of certain trusts for the
benefit of Walter R. Garrison's children, and Donald W. Garrison, Lawrence C. Karlson,
Barton J. Winokur and Paul H. Woodruff, as
Trustees of certain other trusts for the benefit of Walter R. Garrison's children
 c/o Paul Wm. Putney, Esquire
 Dechert
 4000 Bell Atlantic Tower
 1717 Arch Street
 Philadelphia, PA 19103

Walter R. Garrison                              1,607,325 (2)           8.2%
 800 Manchester Avenue, 3rd Floor
 Media, PA 19063

_______________

* Except as indicated in the footnotes below, the Company is informed that the respective beneficial owners have sole voting power and sole investment power with respect to the shares shown opposite their names.

(1) Each trustee under these trusts has joint voting and investment power with the other trustees with respect to these shares but disclaims any beneficial interest except as a fiduciary. Those trustees who are also directors of the Company own of record and beneficially the number of shares of CDI Stock shown opposite their names on the following table.

(2) Includes 76,331 shares held indirectly. Does not include the shares held by the various family trusts referred to in this table or 175,000 shares held by The Garrison Foundation or 32,000 shares held by The Garrison Family Foundation. See footnotes (6) and (8) to the following table.

The following table sets forth, as to each person who is a director, director nominee or executive officer named in the Summary Compensation Table which appears later in this Proxy Statement, and as to all directors, director nominees and executive officers of the Company as a group, the number of shares of CDI Stock owned as of February 15, 2002 and the percentage of the outstanding CDI Stock represented by the number of shares so owned.

                                             Number of Shares     Percentage of
                                               of CDI Stock        Outstanding
Name of Individual or Group                 Owned Beneficially*     CDI Stock
---------------------------                 -------------------   --------------

Roger H. Ballou                                65,000 (1)               .3%

Raymond S. Barratt                             10,984 (2)          Less than .1%

Walter E. Blankley                              9,710 (3)          Less than .1%

Gregory L. Cowan                               23,806 (4)               .1%

Michael J. Emmi                                 1,260 (5)          Less than .1%

Walter R. Garrison                          1,607,325 (6)(7)(8)        8.2%

Kay Hahn Harrell                                7,885 (9)          Less than .1%

Lawrence C. Karlson                            54,535 (7)(10)           .3%

Allen M. Levantin                              58,815 (11)              .3%

Alan B. Miller                                 10,710 (10)         Less than .1%

Joseph R. Seiders                              20,842 (12)              .1%

Cecilia J. Venglarik                            6,123 (13)         Less than .1%

Barton J. Winokur                             204,717 (7)(8)(14)       1.0%

All directors, director nominees and
executive officers as a group (13 persons)  2,081,712 (15)            10.6%

__________________

* Except as indicated in the footnotes below, the Company is informed that the respective beneficial owners have sole voting power and sole investment power with respect to the shares shown opposite their names.

(1) Consists of 25,000 shares held indirectly and 40,000 shares of restricted stock which are subject to vesting. Does not include 500,000 option shares which are not yet exercisable or 1,448 Stock Purchase Plan units which have not yet vested. (For a description of the Stock Purchase Plan as it applies to executives, see footnote (2) to the "Summary Compensation Table".)

(2) Includes 9,450 shares which Mr. Barratt has the right to acquire through the exercise of options.

(3) Consists of 1,000 shares held indirectly and 8,710 shares which Mr. Blankley has the right to acquire through the exercise of options. Does not include 7,633 Stock Purchase Plan units owned by Mr. Blankley which have not yet vested. (For a description of the Stock Purchase Plan as it applies to directors, see below under "Compensation of Directors".)

(4) Includes 3,500 shares of restricted stock which are subject to vesting and 19,306 shares which Mr. Cowan has the right to acquire through the exercise of options. Does not include 31,959 option shares which are not yet exercisable or 311 Stock Purchase Plan units which have not yet vested.

(5) Consists of shares which Mr. Emmi has the right to acquire through the exercise of options. Does not include 1,550 Stock Purchase Plan units owned by Mr. Emmi which have not yet vested.

(6) Includes 76,331 shares held indirectly. Does not include 7,633 Stock Purchase Plan units which have not yet vested. Also does not include the 32,000 shares held by The Garrison Family Foundation, which is a charitable trust. Mr. Garrison is one of twelve trustees of The Garrison Family Foundation, but disclaims beneficial ownership of the foundation's shares except as a fiduciary.

(7) Does not include 5,458,419 shares of CDI Stock held in various trusts created by Walter R. Garrison for the benefit of his children. These shares are referenced above in the Principal Shareholders table under the names of the trustees of the various trusts. Two of the trustees, Mr. Karlson and Mr. Winokur, are directors of the Company and a third trustee, Donald W. Garrison, is Walter R. Garrison's brother. Walter R. Garrison disclaims beneficial ownership of these shares, as do the trustees except as fiduciaries.

(8) Does not include 175,000 shares held by The Garrison Foundation, a charitable trust established for the benefit of the Pennsylvania Institute of Technology. Among the five trustees of The Garrison Foundation are Messrs. Garrison and Winokur, who are directors of the Company. The trustees disclaim beneficial ownership of these shares except as fiduciaries.

(9) Includes 5,885 shares which Ms. Harrell has the right to acquire through the exercise of options. Does not include 3,649 Stock Purchase Plan units which have not yet vested.

(10) Includes 8,710 shares which Messrs. Karlson and Miller each has the right to acquire through the exercise of options. Does not include 7,633 Stock Purchase Plan units held by each of them which have not yet vested.

(11) Includes 48,710 shares which Mr. Levantin has the right to acquire through the exercise of options.

(12) Includes 6,739 shares which Mr. Seiders has the right to acquire through the exercise of options and 603 shares which he acquired through the vesting of Stock Purchase Plan units on February 24, 2002. Does not include 9,785 option shares which are not yet exercisable or 1,461 Stock Purchase Plan units which have not yet vested.

(13) Includes 5,533 shares which Ms. Venglarik has the right to acquire through the exercise of options and 369 shares which she acquired through the vesting of Stock Purchase Plan units on February 24, 2002. Does not include 20,383 option shares which are not yet exercisable or 513 Stock Purchase Plan units which have not yet vested.

(14) Does not include 19,000 shares held by a foundation of which Mr. Winokur is the sole trustee. Mr. Winokur has no beneficial interest in the income or assets of that foundation and disclaims beneficial ownership of those shares except as a fiduciary.

(15) If the 5,458,419 shares held in the Garrison family trusts referred to in footnote (7) above, the 175,000 shares held by The Garrison Foundation referred to in footnote (8) above and the 32,000 shares held by The Garrison Family Foundation referred to in footnote (6) above were combined with the 2,081,712 shares shown in the table as held by directors, director nominees and executive officers as a group, the total would be 7,747,131 shares or 39.3% of the outstanding CDI Stock.

                                 PROPOSAL ONE
                                 ------------

                             ELECTION OF DIRECTORS

Eight directors are to be elected at the Annual Meeting of Shareholders, to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified. The persons named in the enclosed Proxy (Joseph R. Seiders and Craig H. Lewis) have advised the Company that they intend to vote FOR the eight nominees below unless authority to do so is withheld. Each of these nominees has been designated by the Board of Directors. Each of the nominees is currently a member of the Board. One current director of the Company, Allen M. Levantin, has decided not to stand for reelection, and he is not being replaced at this time. The Board is not aware of any reason why any nominee will be unable to stand for election as a director or serve if elected, but if any such nominee should become unavailable, the Board may nominate, and the persons named in the accompanying Proxy may vote for, a substitute nominee.

Information About the Nominees

The following table sets forth information about the nominees for election to the Board of Directors.

Name and                                    Director of the       Principal Present Position, Business
Committee                                       Company           Experience During Past Five Years
Membership                        Age           Since*            and Other Directorships
----------                        ---           ------            ------------------------------------
Roger H. Ballou  (E) (F)          50             2001             President and Chief Executive Officer of the Company since October
                                                                  2001; Private Consultant (September 2000 to September 2001);
                                                                  Chairman and Chief Executive Officer of Global Vacation Group,
                                                                  Inc. (March 1998 to September 2000); Principal, Thayer Capital
                                                                  Partners, a private equity investment firm (September 1997 to
                                                                  March 1998); President and Chief Operating Officer of Alamo Rent A
                                                                  Car (May 1995 to September 1997); Director of Alliance Data
                                                                  Systems Corporation and American Medical Security Group, Inc.

Walter E. Blankley  (C) (G)       66             1994             Retired Chairman of the Board (1993-2000) and Chief Executive
                                                                  Officer (1990-1999) of AMETEK, Inc., Paoli, PA (manufacturer of air moving electric motors and precision electronic instruments);
                                                                  Director of Amcast Industrial Corporation

Michael J. Emmi  (A) (F)          60             1999             Retired Chairman and Chief Executive Officer of Systems & Computer
                                                                  Technology Corporation, Malvern, PA (1985-January 2002); Director
                                                                  of Safeguard Scientifics, Inc. and CompuCom Systems, Inc.

Walter R. Garrison  (E) (G)       75             1958             Chairman of the Board of the Company; Chairman, President and
                                                                  Chief Executive Officer of the Company from 1961 until 1997

Kay Hahn Harrell  (A) (C)         61             1998             Chairman and Chief Executive Officer of Fairmarsh Consulting, St.
                                                                  Simons Island, GA since 1993; Director of Wheelabrator
                                                                  Technologies Inc. (1995-1997)

Lawrence C. Karlson (F) (G)       59             1989             Private investor and consultant; Chairman of Mikron Instrument
                                                                  Company, Inc.; Director of Interlogix, Inc.

Alan B. Miller  (C)               64             1994             Chairman of the Board, President and Chief Executive Officer of
                                                                  Universal Health Services, Inc., King of Prussia, PA (hospital management and health care services) since 1978; Director and
                                                                  Chairman of the Board of Universal Health Realty Income Trust;
                                                                  Director of Penn Mutual Life Insurance Co.

Barton J. Winokur (A) (E) (F)     62             1968             Chairman and Partner in the law firm of Dechert, Philadelphia, PA

______________________
(A)  Member of the Audit Committee
(C)  Member of the Compensation Committee
(E)  Member of the Executive Committee
(F)  Member of the Finance Committee
(G)  Member of the Governance Committee

* References to periods served as a director of the Company include periods served as a director of CDI Corporation, the Company's predecessor registrant under the Securities Exchange Act of 1934.


Information About the Board and its Committees

The Board of Directors of the Company held eight meetings during 2001, and acted on one other occasion by unanimous written consent. The Board of Directors has five standing committees: an Audit Committee, a Compensation Committee, an Executive Committee, a Finance Committee and a Governance Committee.

The Audit Committee reviews (a) the financial reports and other financial information provided by the Company to shareholders, the Securities and Exchange Commission and others, (b) the audit efforts of the Company's independent accountants and internal auditors, (c) the Company's systems of internal control regarding finance, accounting, legal compliance and business conduct, and (d) the Company's auditing, accounting and financial processes generally. This Committee held twelve meetings during 2001.

The Compensation Committee reviews and approves, or recommends to the Board for approval, the compensation and benefit programs and policies for the Company's executive management group. This Committee held five meetings during 2001.

The Executive Committee exercises all the powers of the Board, subject to certain limitations, when the Board is not in session and is unable to meet or it is impractical for the Board to meet. This Committee did not hold any meetings during 2001.

The Finance Committee oversees the financial affairs and policies of the Company, including review of the Company's annual operating and capital plans and major acquisitions or dispositions. This Committee held three meetings during 2001.

The Governance Committee oversees matters relating to Board organization, composition, compensation, regulatory compliance and effectiveness evaluations. The Committee also reviews executive succession planning and executive recruitment processes. The Governance Committee provides the Board of Directors with recommendations relating to the selection of new members of the Board. The Committee evaluates possible candidates, assists in attracting qualified candidates and interviews candidates prior to making its recommendations to the Board. Shareholders wishing to recommend candidates for nomination to the Board of Directors should submit to the Secretary of the Company the name, a statement of qualifications and the written consent of the candidate. Recommendations may be submitted at any time and will be brought to the attention of the Governance Committee. The Governance Committee held one meeting during 2001.

The CEO Search Committee, an ad hoc committee of the Board, was active during 2001 in recruiting, interviewing and evaluating candidates for the Company's CEO position, culminating in the selection of Roger H. Ballou as the new CEO effective October 1, 2001. The CEO Search Committee, which consisted of Messrs. Blankley, Garrison and Winokur, held twelve meetings during 2001.

Each of the incumbent directors attended more than 75% of the total number of meetings held during 2001 of the Board and the committees of the Board on which he or she served during the year.


Corporate Governance

The Board of Directors has taken a number of progressive steps in the area of corporate governance.

Each of the Board's committees has undertaken the development of written guidelines setting forth the committee's purpose, composition, responsibilities and duties. The Governance Committee has undertaken the development of overall guidelines for Board governance which provide, among other things, processes for the election of new director candidates and for the periodic evaluations of Board and Chief Executive Officer performance.

The Board of Directors intends to continue its focus on, and development of, corporate governance processes.

Compensation of Directors

Each director who is not an employee of the Company or one of its subsidiaries receives a retainer fee of $50,000 per year as compensation for the director's service on the Board. For service on committees of the Board, non-employee directors receive an additional $5,000 for each committee chaired and $3,000 for each committee served on in excess of one. Also, non-employee directors are paid meeting attendance fees of $1,000 for each Board meeting and $500 for each Committee meeting. With respect to the $50,000 retainer fee, directors can elect to be paid in any combination of (1) cash, (2) Company stock options, or (3) Company stock through a deferred stock purchase plan.

If a director elects to receive stock options for all or a portion of the retainer fee, the number of options which the director receives will be determined using a Black-Scholes valuation at the time of grant. If a director elects to receive stock through a deferred stock purchase plan, known as the Stock Purchase Plan or "SPP", for all or a portion of the retainer fee, the director will receive units which correspond to a right to receive one share of CDI Stock upon completion of the applicable vesting period (from three to ten years, as selected by the director). The number of units is calculated by dividing the dollar amount of deferred retainer fees by the market value of CDI Stock at the beginning of the fee year. Under the SPP, the Company makes a matching contribution of one SPP unit for every three SPP units acquired by the director.

When the current compensation arrangement for directors was adopted in 2000, a stock ownership requirement was established. By the end of 2002, all directors of the Company must own at least $100,000 of CDI Stock.

Mr. Blankley was paid $2,500 per day for his services on the ad hoc CEO Search Committee. During 2001, Mr. Blankley earned $17,500 for those services.

In April 1997, in connection with the retirement of Walter R. Garrison as President and Chief Executive Officer of the Company, the Company and Mr. Garrison entered into a three-year Consulting Agreement. That agreement was extended another two years in April 2000. Under his arrangement with the Company, Mr. Garrison agreed to render up to 60 days of consulting services to the Company during the first year, up to 45 days of consulting services during each of the second and third years, and up to 60 days of consulting services to the Company during each of the fourth and fifth years. The Consulting Agreement also contains certain covenants restricting Mr. Garrison from competing with the Company and from soliciting the Company's customers or management employees for a period of five years. In consideration for the consulting services and the restrictive covenants, the Company agreed to pay Mr. Garrison $450,000 per year during the first three years of the consulting term and $175,000 during the fourth and fifth years. During 2001, Mr. Garrison earned consulting fees of $175,000.

Under a 1978 supplemental pension agreement with Mr. Garrison, the Company pays him a pension of $35,000 per year for 15 years following his retirement. If Mr. Garrison dies prior to receiving all such payments, his beneficiaries will receive the balance remaining in a lump-sum payment.

                      COMPENSATION OF EXECUTIVE OFFICERS

Identification of the Executive Officers

The Board of Directors of the Company annually elects the executive officers of the Company, traditionally at the meeting of the Board immediately following the Annual Meeting of Shareholders. Below are the Company's executive officers at the end of 2001, along with their business experience over the past five years:

   Roger H. Ballou, age 50, became the President and Chief Executive Officer of the Company in October 2001. Previously, Mr. Ballou was a private consultant (September 2000 to September 2001), Chairman and Chief Executive Officer of Global Vacation Group, Inc. (March 1998 to September 2000), Principal, Thayer Capital Partners, a private equity investment firm (September 1997 to March
   1998), and President and Chief Operating Officer of Alamo Rent A Car (May 1995 to September 1997).

   Gregory L. Cowan, age 48, has been the Company's Executive Vice President and Chief Financial Officer since October 1999. He joined the Company in May 1999 as Vice President and Controller. Prior to joining the Company, he was Vice President-Internal Audit of Crown Cork and Seal Company Inc. (beginning in 1996).

   Joseph R. Seiders, age 53, has been the Company's Senior Vice President and General Counsel since 1987.

   Cecilia J. Venglarik, age 52, was elected Senior Vice President, Human Resources in September 2001. Previously, she served as the Company's Vice President, Corporate Human Resources Services (November 1999 to September
   2001), Vice President, Human Resources for the Company's Information Technology Services division (October 1998 to November 1999), and Vice President, Human Resources for CDI Engineering Group, Inc., a subsidiary of the Company (January 1998-October 1998). Prior to joining the Company, Ms. Venglarik was Senior Manager, Human Resources of AT&T Universal Card Services (since 1995).

Three other individuals were executive officers of the Company during 2001. Allen M. Levantin was CEO until October 1, 2001, Raymond S. Barratt was Senior Vice President and Chief Information Officer until December 16, 2001 and Brian
J. Bohling was Senior Vice President, Human Resources until August 2001.


Summary Compensation Table

The following table sets forth certain information regarding the compensation for services to the Company and its subsidiaries during the last three fiscal years which was earned by each person who was serving as an executive officer of the Company at the end of 2001, as well as one person (Allen M. Levantin) who served as Chief Executive Officer during a portion of 2001 and one additional person (Raymond S. Barratt) who was an executive officer during 2001 and would have been included in the table but for the fact that he was not serving as an executive officer of the Company at the end of the year. The six executives who are included in this Summary Compensation Table are referred to in this Proxy Statement as the "Named Executive Officers". Messrs. Ballou, Levantin and Barratt were not employees of the Company for all of 2001, so their compensation information in the chart below reflects a partial year. Since Mr. Ballou was not employed by the Company during 2000 or 1999, no compensation information is set forth below for him with respect to those years. Since Mr. Levantin was not employed by the Company during 1999, no compensation information is set forth below for him with respect to that year. Mr. Cowan joined the Company in May 1999, so the information provided for him for 1999 reflects a partial year. Ms. Venglarik first became an executive officer of the Company (for proxy statement purposes) in 2001, so no information is provided for her for 2000 or 1999. Mr. Barratt first became an executive officer of the Company (for proxy statement purposes) in 2000, so no information is provided for him for 1999.

                                      Annual Compensation                  Long-Term Compensation
                                     ---------------------                 ----------------------

                                                                                    Securities Under-      All Other
Name and Principal                                              Restricted Stock    lying Options (#)     Compensation
     Position                 Year    Salary ($)  Bonus ($)       Awards ($) (1)    -----------------        ($) (2)
------------------            ----    ---------   --------      ----------------                           ----------
Roger H. Ballou,              2001    125,000     94,500            642,000             500,000               7,874
  President and Chief         2000         --         --                 --                  --                  --
  Executive Officer           1999         --         --                 --                  --                  --
  (beginning on October 1,
  2001)

Gregory L. Cowan,             2001    238,050     27,773                  0               6,000              10,965
  Executive Vice President    2000    229,167          0                  0               7,150                   0
  and Chief Financial         1999    126,613     39,638            130,000              38,115                 884
  Officer

Joseph R. Seiders,            2001    282,696     20,627                  0               6,000              12,560
  Senior Vice President and   2000    263,907          0                  0               5,200              15,405
  General Counsel             1999    255,440     53,987                  0               4,000              17,881

Cecilia J. Venglarik,         2001    206,600     19,042                  0              17,500               9,035
  Senior Vice President,      2000         --         --                 --                  --                  --
  Human Resources             1999         --         --                 --                  --                  --

Allen M. Levantin,            2001    450,000    300,000                  0                   0                   0
  Former President and Chief  2000    120,000          0                  0              40,000                   0
  Executive Officer (until    1999         --         --                 --                  --                  --
  September 30, 2001)

Raymond S. Barratt,           2001    232,075     24,136                  0               6,000             251,362(3)
  Former Senior Vice          2000    231,000          0                  0               7,250                   0
  President and Chief         1999         --         --                 --                  --                  --
  Information Officer
  (until December 16, 2001)

(1) As of the end of 2001, the Named Executive Officers owned the following number of restricted shares, with the following values (based on the closing market price per share of CDI Stock on December 31, 2001, which was $19.00 per share):

     Executive Officer     Number of Restricted Shares    Value ($)
     -------------------   ---------------------------    ---------
     Mr. Ballou                     40,000                 760,000
     Mr. Cowan                       3,500                  66,500
     Mr. Seiders                         0                       0
     Ms. Venglarik                       0                       0
     Mr. Levantin                        0                       0
     Mr. Barratt                         0                       0

    The 40,000 restricted shares owned by Mr. Ballou vest 25% per year over four years (on October 1st of each year from 2002 through 2005). Of the 3,500 restricted shares owned by Mr. Cowan, 1,500 vest over time (500 shares vest on October 25th of each year from 2002 through 2004) and 2,000 vest depending on the percentage achievement of the goals applicable to his cash bonus arrangement (up to 500 shares vest based on performance during each of 2001 through 2004). Of Mr. Cowan's 500 restricted shares which were subject to vesting based on performance during 2001, only 37 ultimately vested. Restricted shares which do not vest are forfeited. Holders of restricted stock are entitled to receive any dividends which are paid on CDI Stock.

(2) All Other Compensation consisted of Company contributions and allocations to the following employee benefit plans and bonus programs: (a) the Company's qualified Retirement Plan (in 2001, $5,996 to the accounts of Mr. Cowan, Mr. Seiders and Ms. Venglarik); (b) the Company's qualified 401(k) plan (in 2001, $400 to the accounts of Mr. Seiders and Ms. Venglarik); (c) the Company's non-qualified excess benefit plan (in 2001, $2,663 to the account of Mr. Cowan, $4,446 to the account of Mr. Seiders and $1,051 to the account of Ms. Venglarik); and (d) the Company's Stock Purchase Plan (SPP).

    Under the SPP, participants use a portion of their annual bonus awards to purchase SPP units, each of which corresponds to a participant's right to receive one share of CDI Stock upon the satisfaction of the applicable vesting period. Participants such as the Named Executive Officers, who are required to participate in the SPP, automatically have 25% of their annual bonus award withheld on a pre-tax basis to purchase SPP units. Participants may voluntarily have up to an additional 25% of their annual bonus award withheld on a pre-tax basis to purchase SPP units. Under the SPP, the Company makes a matching contribution of one SPP unit for every three SPP units purchased by the participant on a voluntary basis. For 2001, the number of units contributed by the Company to the Named Executive Officers on a matching basis with respect to their voluntary participation was 362 for Mr. Ballou, 106 for Mr. Cowan, 79 for Mr. Seiders and 73 for Ms. Venglarik. Based on $21.75 per share, which was the closing price of CDI Stock on February 25, 2002, the date that the SPP units were contributed by the Company, the value of such contributed units was $7,874 for Mr. Ballou, $2,306 for Mr. Cowan, $1,718 for Mr. Seiders and $1,588 for Ms. Venglarik.

(3) Consists of payments to be made to Mr. Barratt, from December 2001 through December 2002, in connection with the termination of his employment. For a description of these payments, see below under "Agreements with the Named Executive Officers".


     Option Grants in Last Fiscal Year

     The following table sets forth information concerning all grants of stock options to the Named Executive Officers during 2001.

-----------------
                                          Individual Grants
                         ------------------------------------------------------    Potential Realizable Value
                                        Percent of                                       at Assumed Annual
                           Number of      Total                                        Rates of Stock Price
                          Securities     Options      Exercise                             Appreciation for
                          Underlying    Granted to    or Base                               Option Term (2)
                           Options     Employees in    Price        Expiration      -----------------------------
Name                     Granted (#)   Fiscal Year    ($/Sh)(1)        Date            5% ($)            10% ($)
----                     -----------  -------------  ----------     ----------      -----------        ----------
Roger H. Ballou           500,000 (3)      57.5%       16.05          10/1/11        5,046,879         12,789,783
Gregory L. Cowan            6,000 (4)       0.7%       14.23          2/24/11           53,695            136,074
Joseph R. Seiders           6,000 (4)       0.7%       14.23          2/24/11           53,695            136,074
Cecilia J. Venglarik        6,500 (4)       0.7%       14.23          2/24/11           58,170            147,413
Cecilia J. Venglarik       10,900 (4)       1.3%       16.90          9/12/11          115,849            293,583
Raymond S. Barratt          6,000 (5)       0.7%       14.23          2/24/11           53,695            136,074

____________________________

(1) All options were granted with exercise prices equal to the closing price of CDI Stock on the New York Stock Exchange on the last trading day immediately preceding the date of grant.

(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the price of CDI Stock or the present or future value of the options.

(3) The vesting provisions applicable to the options granted to Mr. Ballou are described below on page 22 in connection with Proposal Three.

(4) The options granted to Mr. Cowan, Mr. Seiders and Ms. Venglarik during 2001 are not exercisable until they vest. Twenty percent of the options vest on each of the first five anniversaries of the date of grant.

(5) The information in the table above regarding the stock option grant to Raymond S. Barratt relates to the terms of the option at the time of grant. However, all of the options granted to Mr. Barratt in 2001 have terminated because his employment terminated prior to any of those options having vested. Such options were subject to vesting over a five-year period.


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

The following table sets forth information regarding stock options exercised by the Named Executive Officers during 2001 as well as the number of unexercised stock options and the value of unexercised in-the-money stock options at the end of 2001 held by the Named Executive Officers. As indicated by the table, none of the Named Executive Officers exercised any Company stock options during 2001.

                                                           Number of Securities         Value of Unexercised
                                                          Underlying Unexercised        In The-Money Options
                                                           Options at FY-End (#)            at FY-End ($)*
                                                       ---------------------------   --------------------------
                        Shares Acquired      Value
Name                    on Exercise(#)    Realized ($)  Exercisable  Unexercisable   Exercisable  Unexercisable
-----                  ----------------  ------------  ------------  -------------   -----------  -------------
Roger H. Ballou               --              --               0         500,000           0        1,475,000
Gregory L. Cowan              --              --          16,676          34,589           0           28,620
Joseph R. Seiders             --              --           3,434          13,090           0           28,620
Cecilia J. Venglarik          --              --           2,530          23,386           0           53,895
Allen M. Levantin             --              --          48,710               0     167,441                0
Raymond S. Barratt            --              --           9,450               0           0                0

___________________

* The value of each option share is based on the market value of CDI Stock on December 31, 2001 ($19.00 per share) minus the option exercise price.


Agreements with the Named Executive Officers

Following is a summary of the principal terms of employment agreements between the Company and certain of the Named Executive Officers, as well as compensatory arrangements between the Company and certain of the Named Executive Officers involving possible payments in excess of $100,000 in the event of the resignation, retirement or other termination of such officers' employment with the Company or a change of control of the Company.

The Company entered into a four-year employment agreement with Roger H. Ballou effective October 1, 2001 pursuant to which Mr. Ballou will serve as the Company's President and Chief Executive Officer. Under that agreement, Mr. Ballou receives compensation consisting of (a) a base salary at the initial rate of $500,000 per year, (b) participation in a bonus program, as described in Proposal Three below, (c) up to 40,000 shares of restricted stock, and (d) options to purchase 500,000 shares of CDI Stock. If Mr. Ballou's employment is terminated by the Company other than for cause or by Mr. Ballou for Good Reason (as defined below in Proposal Three), the Company will continue to pay his base salary (or, upon Mr. Ballou obtaining other employment, 50% of his base salary) until the earlier of the fourth anniversary of his employment agreement or the expiration of a "severance period", provided that Mr. Ballou signs a release and waiver of all claims against the Company. That "severance period" was initially thirty months and is reduced by one half month for each month Mr. Ballou is employed under his employment agreement. In addition, if Mr. Ballou's employment is terminated by the Company without cause or by Mr. Ballou for Good Reason, (i) the vesting schedule of all of his shares of restricted stock that would vest within the following year will be accelerated and all of those shares will immediately vest, and (ii) the vesting of his options will be accelerated as described below in Proposal Three under "Vesting".

In December 2001, in connection with the termination of Mr. Barratt's employment, he and the Company entered into an agreement pursuant to which Mr. Barratt is being paid $241,362 over a one-year period following the date his employment terminated. In addition, the Company agreed to pay Mr. Barratt $24,136, representing 25% of his target bonus for 2001 plus $10,000 for outplacement services. In consideration for such payments, Mr. Barratt signed a release of claims in favor of the Company.

Under severance guidelines which have been approved by the Compensation Committee, persons such as the Named Executive Officers are entitled to receive continuing payments of bi-weekly amounts equal to the base salary payments they were receiving before their termination for twelve months unless they resign or are terminated for cause. In addition, each executive would have up to twelve months following termination of employment in which to exercise any stock options which had vested prior to termination of employment. In return for the payments, the executive must agree to release the Company from various claims. If, however, the executive would be entitled to severance benefits under his or her employment agreement that are greater than those contained in the guidelines, the agreement provisions would govern.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

Principal Objectives

The primary objective of the Company's executive compensation program is to help the Company in attracting, retaining and motivating talented and entrepreneurial executives through pay programs that reward the achievement of both short-term and long-term business results. To attain this objective, the Committee believes that a substantial portion of the compensation paid to the Company's executives should be at risk and dependent upon the Company's performance. The Company's executive compensation program reflects this philosophy through the use of four components: (1) base salary, (2) an annual cash bonus based primarily on the Company's financial performance that year, (3) stock options, and (4) for certain executives, restricted stock. Annual bonuses, stock options and restricted stock each represent variable compensation elements that are at risk because they are tied to business results. While annual bonuses reward short-term business results, long-term incentives such as stock options and restricted stock recognize sustained financial results. A medium-term incentive compensation program for executives, known as the Performance Shares Plan, has been discontinued.

The Committee seeks to establish base salaries and annual cash bonus opportunities for the Company's executives at roughly the median levels paid to executives with similar responsibilities at comparable companies. For this purpose, comparisons are made periodically to companies in the same businesses as the Company (generally the same companies which comprise the peer group in the "Comparative Stock Performance" section of this Proxy Statement), companies of comparable size in service businesses and companies of comparable size regardless of the nature of their business. The Committee retains the services of an independent outside consultant to help in determining median competitive compensation opportunities. When the Company's performance exceeds targeted levels, these variable pay programs are intended to provide above-average total compensation (as compared to the levels paid to executives with similar responsibilities at comparable companies). When performance falls short of the targets, compensation levels are expected to be below average.

Compensation to the Interim CEO in 2001

Allen M. Levantin served as interim CEO of the Company during 2001 until Roger
H. Ballou was hired as of October 1, 2001. Mr. Levantin's compensation during 2001 was based on the agreement entered into with Mr. Levantin when he accepted the position as interim CEO in October 2000. Under that agreement, Mr. Levantin was paid a salary at the rate of $600,000 per year (the same rate which had been paid to his predecessor), and in lieu of participating in the Company's regular executive bonus program, Mr. Levantin had a special bonus arrangement under which he could receive an amount up to 80% of the base salary he earned during the period in which he served as interim CEO. The amount of that bonus, if any, would be determined at the subjective discretion of the Board of Directors, with the maximum bonus to be awarded only if the Board determined that his performance was exceptional. The Board, with the recommendation of the Committee, decided to award Mr.

Levantin with a $300,000 bonus relating to his approximately one-year tenure as interim CEO, in recognition of the significant personal sacrifices made by Mr. Levantin in taking on the role as interim CEO on short notice at a critical time and his commitment to remain in that role while the Board engaged in the process of finding the best long-term candidate for the CEO position. Mr. Levantin was not awarded any stock options during 2001 due to the fact that he had received 40,000 stock options in October 2000 when he accepted his interim position.

Compensation to the New CEO in 2001

At the time that Roger H. Ballou was hired as the new CEO of the Company, he and the Company entered into a four-year employment agreement. Under that agreement, Mr. Ballou is paid a starting salary of $500,000 per year. Beginning in 2002, Mr. Ballou will participate in a cash bonus program based on the achievement of performance goals to be agreed upon by the Committee at the beginning of each year. Achievement of his target goals will result in an annual bonus equal to 75% of Mr. Ballou's base salary, with an opportunity to earn up to 120% of his salary if performance exceeds the target levels.
However, failure to achieve close to his target goals will result in his receiving no bonus. For 2001, because Mr. Ballou joined the Company after three quarters of the year had been completed, he was paid a prorated portion of his $375,000 target bonus (which was $94,500), as called for under his employment agreement. The Committee believes that Mr. Ballou's salary and bonus arrangements are at roughly the median levels paid to other chief executive officers at comparable companies.

When he joined the Company, Mr. Ballou was granted stock options to purchase 500,000 shares of CDI Stock. In addition he was granted 15,000 restricted shares of CDI Stock and given the opportunity to receive up to an additional 25,000 restricted shares if he purchased 25,000 shares of CDI Stock shortly after signing his employment agreement. This provided Mr. Ballou with an incentive to make a personal financial investment in the future success of the Company, to further align his interests with the Company's shareholders. Since Mr. Ballou purchased 25,000 shares of CDI stock during the required time period, the Company did ultimately award him a total of 40,000 restricted shares. All of these restricted shares vest 25% per year over a four-year period. The use of stock options and restricted stock as a significant portion of Mr. Ballou's compensation accomplishes the Committee's objective that a substantial portion of the CEO's compensation be at risk and dependent upon the Company's long-term stock performance.

Compensation to the Other Named Executive Officers in 2001

Mr. Cowan, Mr. Seiders, Ms. Venglarik and Mr. Barratt each received single-digit percentage salary increases in early 2001 to keep their salaries at competitive levels. In addition, Ms. Venglarik received a 10% salary hike in September 2001 when she was promoted to Senior Vice President.

All of the Named Executive Officers, except for the two CEO's, participated in the Company's 2001 bonus program for senior management. Under that program, the executives could earn cash bonuses based on the Company's achievement of quantitative financial goals. The financial goals for 2001 were based on the achievement of targeted levels of Company revenue, operating profit and earnings per share. The three goals were given the following weights: the revenue and operating profit goals each represented 35% of the total bonus opportunity, while the earnings per share goal represented 30%. The bonus arrangement for Mr. Cowan, the Chief Financial Officer, differed slightly from the terms applicable to the other participating Named Executive Officers in that 10% of his total bonus opportunity was based on reducing the level of the Company's outstanding receivables as a percentage of revenue (with each of the other three financial goals representing 30% of his bonus opportunity). During 2001, the Company failed to achieve the minimum levels of revenue, operating profit and earnings per share necessary to earn any bonus. The Chief Financial Officer did earn a modest $7,736 based on his special goal relating to the Company's receivables level.

Because it became clear fairly early in 2001 that little or no bonuses would be earned for 2001 by the Company's senior management (including Mr. Cowan, Mr. Seiders, Ms. Venglarik and Mr. Barratt), and since little or no bonuses had been paid to senior management for 2000 (with no bonuses having been paid to these four executives), the Committee adopted a special retention bonus program in February 2001. This retention bonus program, which covered most of the Company's senior management, including these four executives, was instituted to address a retention problem that had arisen during a time of uncertainty, when a new CEO had not yet been named. Under this special retention bonus program, senior management would be guaranteed 50% of their 2001 target bonus, payable over two years. The first payment, representing 25% of the 2001 target bonus, would be paid in March 2002 and the remaining 25% would be paid in March 2003 provided that the individual remained with the Company on those dates. However, the amount payable in March 2003 would be offset by any bonus earned by the
individual for performance during 2002.   All of the 2001 bonus amounts set
forth above in the Summary Compensation Table for Mr. Cowan, Mr. Seiders, Ms. Venglarik and Mr. Barratt represent the 25% of the executive's 2001 target bonus which was payable in March 2002 under the retention bonus program. In the case of Mr. Cowan, since the bonus he achieved for 2001 was less than his guaranteed retention bonus amount, he earned the retention bonus amount.

In addition, Mr. Cowan, Mr. Seiders, Ms. Venglarik and Mr. Barratt each received stock options in February 2001 as part of the Company's annual compensation program for senior management. Ms. Venglarik received an additional grant of 10,900 options at the time of her promotion in September 2001. These stock option grants were made in order to continue to align the executives' compensation with the interests of shareholders, to provide rewards which are contingent upon the Company's long-term performance and to achieve and maintain competitive levels of compensation.

Section 162(m) - The $1 Million Cap on the Deductibility of Executive
Compensation

The Committee has continued to monitor the impact of Section 162(m) of the Internal Revenue Code, which limits the deductibility by the Company of certain compensation in excess of $1 million per year that is paid to the Named Executive Officers. Compensation paid to the Company's executive officers for 2001 did not exceed the $1 million limit per covered officer.

It has been the Committee's policy thus far to structure executive compensation arrangements so as to be entirely deductible. The Section 162(m) regulations provide an exemption for "qualified performance-based compensation". In the past, the Board has worked to ensure that the Company's stock option plans satisfy the requirements for a "performance-based" stock option plan under the
Section 162(m) regulations so that any compensation to executive officers under those plans (including the stock options presently held by the Named Executive Officers) would be exempt from the deductibility limitation. Consistent with these efforts to preserve the deductibility of executive compensation, certain elements of Mr. Ballou's CEO compensation package are being submitted to the shareholders of the Company for their approval at this year's Annual Meeting, in order to satisfy the "performance-based" exemption. In addition, recent amendments to the Company's stock option plan are also being submitted to shareholders for their approval this year. If our shareholders approve those two proposals, then, under the existing compensation arrangements with the Named Executive Officers, the compensation to each of the executives (excluding any compensation which is exempt from the deductibility limit, such as compensation under the Company's stock option plan) is not expected to exceed the $1 million annual limit.

                                    COMPENSATION COMMITTEE:

                                    Walter E. Blankley, Chairman
                                    Kay Hahn Harrell
                                    Alan B. Miller

Compensation Committee Interlocks and Insider Participation

As of December 31, 2001, the Compensation Committee consisted of Walter E. Blankley, Kay Hahn Harrell and Alan B. Miller, none of whom is or has been an officer or employee of the Company or any of its subsidiaries. No executive officer of the Company served on the compensation committee of another entity (or on any other committee of the board of directors of another entity performing similar functions) during 2001, except for Roger H. Ballou. Mr. Ballou served as Chairman of the Compensation Committee of American Medical Security Group, Inc., but no executive officer of that entity has served on the Compensation Committee or the Board of the Company.

Comparative Stock Performance

The following graph sets forth the cumulative total shareholder return (assuming an investment of $100 on December 31, 1996 and the reinvestment of any dividends) for the last five fiscal years on (a) CDI Stock, (b) the Standard & Poor's (S&P) 500 Index, and (c) a peer group index. The peer group selected by the Company consists of the following 15 companies: Alternative Resources Corp., Butler International Inc., CIBER, Inc., Computer Horizons Corp., Computer Task Group Inc., Heidrick & Struggles International, Inc., Jacobs

Engineering Group, Inc., Keane Inc., Kelly Services, Inc., Korn/Ferry International, Manpower Inc., MPS Group, Inc. (formerly, Modis Professional Services, Inc.), Robert Half International Inc., Spherion Corporation, and Volt Information Sciences, Inc. All of these companies are in the staffing, information technology or outsourcing businesses except for Jacobs Engineering, which is in the engineering, design and construction business.

  [The Stock Performance Graph appears here in the printed proxy statement.]

                           Year Ended December 31
              --------------------------------------------------
               1996     1997     1998     1999     2000     2001
              -----  -------  -------  -------  -------  -------

CDI Corp.     $ 100  $161.23  $ 71.15  $ 85.02  $ 51.54  $ 66.96
S&P 500         100   133.36   171.47   207.56   188.66   166.24
Peer Group      100   146.97   129.64   125.81   100.09   102.56

                         CERTAIN BUSINESS RELATIONSHIPS

Dechert performed legal services for the Company during 2001. Barton J. Winokur, a director of the Company, is the Chairman and a partner of Dechert.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, as well as beneficial owners of more than 10% of CDI Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of CDI Stock. To the Company's knowledge, based on a review of copies of such reports furnished to the Company and on written representations made by such persons, the Company's directors, executive officers and beneficial owners of more than 10% of CDI Stock have complied with all Section 16(a) filing requirements with respect to 2001.

The Board of Directors unanimously recommends a vote FOR the election of each of the eight nominees identified in Proposal One. Shares represented by the enclosed Proxy will be voted FOR all eight nominees unless a contrary choice is specified.

                                 PROPOSAL TWO
                                 ------------

    APPROVAL OF TWO AMENDMENTS TO THE 1998 NON-QUALIFIED STOCK OPTION PLAN

Description of and Reasons for the Proposed Amendments to the Plan

The Company maintains the 1998 Non-Qualified Stock Option Plan (the "Stock Option Plan") under which the Company may grant options ("Options") to purchase shares of CDI Stock. Earlier this year, the Board of Directors of the Company approved an amendment to the Stock Option Plan increasing the number of shares of CDI Stock which may be issued under the Stock Option Plan (and under its predecessor stock option plan), pursuant to the exercise of Options, from 1,600,000 to 2,600,000. Late last year, in connection with the grant of 500,000 Options to the Company's incoming Chief Executive Officer, the Board approved an amendment to the Stock Option Plan increasing the maximum number of Options which an individual may receive in any one calendar year from 400,000 to 500,000.

Of the 1,600,000 shares which presently may be issued under the Stock Option Plan (and under its predecessor plan), 228,049 shares have been issued through February 28, 2002 as a result of option exercises. As of February 28, 2002, 1,858,767 Options were presently outstanding, most of which are not currently exercisable. An increase in the number of shares which can be issued under the Stock Option Plan upon exercises of Options is needed to cover possible future exercises of presently outstanding Options as well as for additional grants of Options in the future. The Board believes that the Stock Option Plan provides an important means to attract, motivate and retain key personnel. The Board has concluded that it is desirable and in the best interest of the Company to increase the number of shares issuable under the Stock Option Plan in order to continue the benefits inuring to the Company under the plan. The proposed amendment would increase the number of shares still available for Option exercises by 1,000,000 and bring the total number of shares which may be issued under the Stock Option Plan (and under its predecessor plan) to 2,600,000. The number of Options which may be granted in the future, and the related prices, cannot be estimated at this time.

The increase by 100,000 in the maximum number of Options which may be granted under the Stock Option Plan to any one person in a calendar year was required in connection with the grant of 500,000 Options to the incoming Chief Executive Officer in October 2001. The Board believes that the size of that grant was necessary and appropriate in order to attract Mr. Ballou to become the Chief Executive Officer and to assure that a substantial portion of his compensation would be at risk and dependent upon the Company's long-term stock performance.

Shares of CDI Stock issued under the Stock Option Plan are intended to qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code. Section 162(m) of the Code limits the deductibility of compensation paid to the Company's Chief Executive Officer and to each of the next four most highly compensated executive officers unless that compensation is "performance-based." Shareholder approval of these amendments to the Stock Option Plan is necessary in order for compensation paid under the Stock Option Plan to be deemed "performance-based."

Description of the Stock Option Plan

The awards made under the Stock Option Plan consist of non-qualified stock options. An Option gives a participant the right, for a specified period of time, to purchase a specified number of shares of CDI Stock at a specific price.

Administration.   The Stock Option Plan is administered by the CDI Corp.
Compensation Committee (to be referred to in this Proposal Two as the
"Committee").   The Committee's members are composed of "Outside Directors" (as such term is defined or interpreted for purposes of Section 162(m) of the Code) and "Non-Employee Directors" (as such term is defined or interpreted for purposes of Rule 16b-3 under the Securities Exchange Act of 1934).

Eligibility. Eligibility to participate in the Stock Option Plan is limited to designated employees, non-employee directors and consultants of the Company or any of its subsidiaries. As of December 31, 2001 there were approximately 23,600 persons eligible to participate, consisting of approximately thirty consultants, eight non-employee directors and the remainder being employees. Except for Retainer Fee Options (defined below), the Committee determines, from time to time, those eligible individuals who will receive grants of Options under the Stock Option Plan.

Grants of Options. With the exception of Retainer Fee Options, grants of Options under the Stock Option Plan are made by the Committee. However, any Options, other than Retainer Fee Options, granted to a member of the Board must also be approved by a majority of the Board not including the recipient. The Committee determines the number of shares which are to be subject to an Option grant. The exercise price of Options granted to a participant is determined by the Committee, but such exercise price may not be less than 100% of the fair market value of CDI Stock on the last trading day immediately preceding the date of grant. The "fair market value" of a share of CDI Stock will be the closing price of actual sales of shares of CDI Stock on the New York Stock Exchange composite tape on a given date. The closing price per share of CDI Stock on the New York Stock Exchange on April 2, 2002 was $22.91. Options granted under the Stock Option Plan will be appropriately adjusted in the event of a stock dividend, stock split or other similar corporate change. The shares of CDI Stock delivered under the Stock Option Plan may be treasury shares or shares originally issued for this purpose.

Retainer Fee Options may also be granted under the Stock Option Plan. A Retainer Fee Option is an option granted in full or partial payment of retainer fees to a non-employee director. Prior to the beginning of each year of service on the Board (which year is from one annual shareholders' meeting to the next), each non-employee director may elect to receive Options in lieu of all or a portion of the cash retainer fee that such director would otherwise be paid for his or her service on the Board. On the first business day of each year of Board service, each director who has made such an election is granted an Option for that number of shares of CDI Stock which will result in the Option having the value chosen by the director, using a Black-Scholes valuation as of the date of grant. Unless otherwise determined by the Committee, (i) Retainer Fee Options vest upon the completion of the year of Board service for which the Retainer Fee Options have been granted, (ii) if a director ceases to be a member of the Board for any reason, unvested Retainer Fee Options expire and become unexercisable and the portion of the director's retainer fee earned as of the date of cessation that is represented by such unvested Retainer Fee Options is paid in cash and (iii) vested Retainer Fee Options do not terminate until the expiration of the options' full terms notwithstanding an earlier termination of a director's service on the Board.

The grant of each Option under the Stock Option Plan is subject to the conditions that will cause the grant and exercise of the Option to comply with the then-existing requirements of Rule 16b-3 under the Securities Exchange Act.

Exercise of Options. The Options granted under the Stock Option Plan expire ten years from the date of grant, unless otherwise determined by the Committee. The most recent stock option grants, made in February 2002, have a seven-year term. Upon the payment by a participant of the exercise price of an Option and all associated taxes, the Company delivers a certificate for the number of shares of CDI Stock to which the participant is entitled as a result of the exercise of an Option.

Vesting. Except for Retainer Fee Options and unless otherwise determined by the Committee, options granted under the Stock Option Plan vest at a rate of 20% per year. A Retainer Fee Option vests one year after the date of grant. If an option holder's employment with the Company terminates as a result of the person's death, disability or retirement, the person's Options become immediately vested.

Termination of Employment or Other Relationship. Options terminate immediately upon a participant's termination for cause. If a participant's employment or engagement is terminated by reason of the participant's resignation or by the Company for reasons other than for cause, the participant's Options terminate on the date that is two weeks after the date of such termination. If a participant's employment or engagement is terminated by reason of the participant's death, disability or retirement, the participant's Options terminate on the date that is six months following such event.

Cancellation of Options and Repayment of Gains. The Board may, in its sole discretion and to the extent allowed in a participant's option agreement, cancel the outstanding Options held by such participant and/or require the participant to pay to the Company an amount equal to any gains derived from the exercise of any Options previously granted to and exercised by such participant if the Board, in its sole discretion, determines that such participant has entered into or intends to enter into competition with the Company.

Amendments. The Stock Option Plan may be amended by the Board of Directors of the Company, without shareholder approval.

Plan Benefits

As of February 15, 2002, the following persons and groups held the following Options under the Stock Option Plan:

            Name and Position                                 Number of Options
            -----------------                                 -----------------

            Roger H. Ballou,                                       500,000
            President and Chief Executive Officer

            Gregory L. Cowan,                                       51,265
            Executive Vice President and
            Chief Financial Officer

            Joseph R. Seiders,                                      16,524
            Senior Vice President and
            General Counsel

            Cecilia J. Venglarik,                                   25,916
            Senior Vice President,
            Human Resources

            Allen M. Levantin,                                      48,710
            Former President and
            Chief Executive Officer

            Raymond S. Barratt,                                      9,450
            Former Senior Vice President and
            Chief Information Officer

            All current executive officers as a group              593,705

            All current directors who are not                       81,985
            executive officers as a group

            All employees as a group                             1,433,796


Summary of Federal Income Tax Consequences

The Company has been advised by its counsel that under present federal income tax laws, the federal income tax consequences of the grant or exercise of Options are as follows:

The grant of nonqualified stock options is neither a taxable event to a participant nor deductible by the Company. When a participant exercises a non-qualified stock option under the Stock Option Plan, the participant will be required to include in the participant's gross income for the taxable year of exercise an amount equal to the difference between the fair market value of CDI Stock on the date of exercise and the exercise price of the option. The amounts included in the participant's gross income as a result of the exercise of an Option will be ordinary income, and will be subject to ordinary income tax rates ranging from 10% to 38.6%. An amount equal to the income required to be included in the participant's income, as a result of the exercise of the option, will be deductible by the Company when properly accrued under the Company's accounting method, provided, in the case of certain executive officers, that the requirements of Section 162(m) of the Internal Revenue Code are met. Section 162(m) places an annual $1 million limit on the allowable deduction for compensation paid or accrued with respect to the chief executive officer and each of the four most highly compensated executive officers (other than the chief executive officer) of a publicly-held company. This limitation, however, does not apply to compensation attributable to stock options if the requirements for "performance-based" compensation are met. The Stock Option Plan currently meets such requirements.

If the participant chooses to use CDI Stock already owned by the participant to pay the exercise price of an Option, the participant will be treated as having exchanged tax-free the number of shares of CDI Stock surrendered for an equal number of shares of CDI Stock acquired upon the exercise of the Option. The tax cost basis of the surrendered shares of CDI Stock will become the tax cost basis of an equivalent number of shares of CDI Stock received upon the exercise of the Option. The participant will be required to recognize as ordinary income, during the taxable year in which the participant exercises the Option, an amount equal to the fair market value of the number of shares of CDI Stock acquired (as a result of the exercise of the Option) in excess of the number of shares of CDI Stock surrendered.

The Board of Directors unanimously recommends a vote FOR Proposal Two. Shares represented by the enclosed Proxy will be voted FOR this proposal unless a contrary choice is specified.


                                PROPOSAL THREE
                                --------------

                 APPROVAL OF BONUS PLAN AND STOCK OPTION GRANT
                      TO THE NEW CHIEF EXECUTIVE OFFICER


As part of the compensation package for Roger H. Ballou, who was elected as the Company's President and Chief Executive Officer on October 1, 2001, the Board of Directors has approved, and recommends that shareholders also approve: (1) a plan under which Mr. Ballou can earn cash bonuses (the "Bonus Plan") upon meeting financial and other performance targets established pursuant to the Bonus Plan, and (2) a grant of 500,000 Options. The objectives of the Bonus Plan and Option grant are to link a significant part of Mr. Ballou's potential compensation to the Company's performance and to provide him with incentives which, if met, will likely benefit the shareholders of the Company as well.

Compensation earned by Mr. Ballou under the Bonus Plan and in connection with his Option grant are intended to qualify as "performance based" compensation under (S)162(m) of the Internal Revenue Code. Section 162(m) of the Code limits the deductibility of compensation paid to the Company's Chief Executive Officer and each of the next four most highly-compensated officers unless that compensation is "performance based." Approval by shareholders of the Option grant to Mr. Ballou is required under guidelines issued by the New York Stock Exchange ("NYSE"), because the number of shares underlying the Option exceeds 1% of the total outstanding shares of the Company.

Bonus Plan for the CEO

The following is a summary of the principal features of the Bonus Plan for Mr. Ballou.

Eligibility. Eligibility under the Bonus Plan is limited to Mr. Ballou.

Awards. Mr. Ballou will be eligible to receive cash bonuses while employed by the Company as its Chief Executive Officer. Within a mutually agreeable time period before the beginning of each calendar year, Mr. Ballou will submit to the Board of Directors for its approval the Company's operational plan, including a fiscal budget, for the next calendar year. The Compensation Committee of the Board and Mr. Ballou will establish mutually agreed-upon goals each year based on the approved operational plan. The goals established by the Committee will include a target goal and a maximum performance goal. The bonus to be paid to Mr. Ballou upon attaining the target goal for any calendar year will be 75% of Mr. Ballou's base salary for that year, and the bonus to be paid upon attaining the maximum performance goal for any such year will be 120% of base salary for that year. A prorated portion of the bonus payable upon attainment of the target goal will be paid for any year in which performance does not attain the target goal, but attains at least the minimum level required for payment of a bonus under the Company's bonus plan for key employees as in effect for the year in question. If Mr. Ballou's performance for such year exceeds the target goal, but not the maximum performance goal, the bonus payable to him will be prorated. The Committee and Mr. Ballou may agree that compliance with Mr. Ballou's Bonus Plan be achieved by his participation in the Company's executive bonus program on terms and conditions substantially similar to those applicable to other senior executives of the Company. In that case, however, the percentages of base salary described above and the guaranteed bonus amounts described below must be maintained.

Guaranteed Amounts. Under his employment agreement, Mr. Ballou received a guaranteed prorated bonus for 2001 based on an annual rate of $375,000, which bonus was $94,500. Assuming that he remains employed by the Company throughout 2002, the bonus payable to Mr. Ballou will be at least 22.5% of his base salary for 2002.

In the Event of Termination of Employment. No bonuses will be paid to Mr. Ballou if his employment with the Company has terminated before the bonus is payable, unless the Company terminates his employment without cause or he resigns for "Good Reason" (as defined below). In those two cases, Mr. Ballou will be entitled to a pro-rated bonus for the year in which his employment ended.


Stock Options for the CEO

The Option grant to Mr. Ballou was made on October 1, 2001 and consists of an Option to purchase up to 500,000 shares of CDI Stock. The following is a summary of the principal features of this Option grant.

Exercise Price. The Option exercise price is $16.05, which was the closing price of a share of CDI Stock on the NYSE on the last trading date immediately preceding the date of grant. The closing price per share of CDI Stock on the NYSE on April 2, 2002 was $22.91.

Vesting. As to 100,000 of the Option shares, 25,000 shares vest on each of the first four anniversaries of the date of grant. The remaining 400,000 Option shares vest as follows:

     (a) 50,000 shares vest upon the earlier of (1) the first date that the closing price of CDI Stock on the NYSE has closed at $30 for any 60 days over a continuous six-month period or (2) September 30, 2008.

     (b) 50,000 shares vest upon the earlier of (1) the first date that the closing price of CDI Stock on the NYSE has closed at $35 for any 60 days over a continuous six-month period or (2) September 30, 2008.

     (c) 50,000 shares vest upon the earlier of (1) the first date that the closing price of CDI Stock on the NYSE has closed at $40 for any 60 days over a continuous six-month period or (2) September 30, 2008.

     (d) 50,000 shares vest upon the earlier of (1) the first date that the closing price of CDI Stock on the NYSE has closed at $45 for any 60 days over a continuous six-month period or (2) September 30, 2008.

     (e) 50,000 shares vest upon the earlier of (1) the first date that the closing price of CDI Stock on the NYSE has closed at $50 for any 60 days over a continuous six-month period or (2) September 30, 2008.

     (f) 50,000 shares vest upon the earlier of (1) the first date that the closing price of CDI Stock on the NYSE has closed at $55 for any 60 days over a continuous six-month period or (2) September 30, 2008.

     (g) 50,000 shares vest upon the earlier of (1) the first date that the closing price of CDI Stock on the NYSE has closed at $60 for any 60 days over a continuous six-month period or (2) September 30, 2008.

     (h) 50,000 shares vest upon the earlier of (1) the first date that the closing price of CDI Stock on the NYSE has closed at $65 for any 60 days over a continuous six-month period or (2) September 30, 2008.

In addition to the vesting described above, the 100,000 Option shares which ordinarily vest on each of the first four anniversaries of the date of grant would be accelerated by one year following (i) a change in control of the Company or (ii) termination of Mr. Ballou's employment by the Company without cause or (iii) by Mr. Ballou if, including following a change in control, his title changes, his duties materially change, his place of employment is moved outside the Philadelphia area or the Company's principal offices are moved by more than fifty miles (referred to in Mr. Ballou's option agreement and employment agreement as "Good Reason"). Furthermore, upon a change in control, the price conditions on the vesting of all or a portion of the 400,000 Option shares will be deemed to have been satisfied to the extent that the price at which CDI Stock was purchased (i.e., the purchase of which gave rise to that change in control) is equal to or greater than the price conditions described above.

Termination. The Option to Mr. Ballou will terminate upon the earliest of: (i) the date on which his employment with the Company terminates if such termination is by the Company for cause or by Mr. Ballou without Good Reason; (ii) in the event of termination of his employment by the Company without cause or by Mr. Ballou for Good Reason, the date two weeks after the date of such termination;
(iii) in the event of his death or disability, the date six months after his death or disability; or (iv) October 1, 2011.


Summary of Federal Income Tax Consequences

The Company has been advised by its counsel that under present federal income tax laws, the federal income tax consequences of the payment of cash bonuses to Mr. Ballou and the grant and exercise of his Option are as follows:

Cash Bonus Awards. Cash payments under the Bonus Plan will be deductible by the Company when properly accrued under its accounting method, if either the total payments to Mr. Ballou in any given year do not exceed the limits of Section162(m) of the Internal Revenue Code or the shareholders approve the Bonus Plan and it qualifies as "performance based" compensation under Section 162(m) of the Code. Such cash payments will be included in Mr. Ballou's income for the year in which they are received.

Stock Options. See the description above in Proposal Two under the heading "Summary of Federal Income Tax Consequences."

The Board of Directors unanimously recommends a vote FOR Proposal Three. Shares represented by the enclosed Proxy will be voted FOR this proposal unless a contrary choice is specified.


                                 PROPOSAL FOUR
                                 -------------

               RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS


Services and Fees of the Independent Auditors for 2001

KPMG LLP served as the Company's independent auditors for the fiscal year ended December 31, 2001. The following is a description of the fees billed to the Company by KPMG for 2001:

Audit Fees

The aggregate fees billed by KPMG to audit the Company's annual financial statements for the year ended December 31, 2001 and to review the financial statements included in the Company's quarterly reports on Form 10-Q during the year were $479,000.

Financial Information Systems Design and Implementation Fees

The Company did not engage KPMG to provide advice or assistance regarding financial information systems design or implementation during 2001, and so no fees were billed for such services.

All Other Fees

KPMG was engaged by the Company during 2001 to perform certain non-audit services. The aggregate fees billed by KPMG for those other services during 2001 were $449,018. All but $14,000 of those billings related to preparation of the Company's income tax returns and other tax advice and assistance. The balance of $14,000 related to an audit of the Company's 401(k) plan.


Appointment of Independent Auditors for 2002

Upon the recommendation of the Audit Committee, the independent public accounting firm of KPMG LLP has been appointed by the Board of Directors to continue to serve as the Company's independent auditors for the fiscal year ending December 31, 2002, subject to ratification by the shareholders of the Company. KPMG has been serving the Company in this capacity for many years and the knowledge of the Company's business which they have gained is valuable. KPMG is considered by the Board to be well qualified for this engagement. A representative of KPMG will be present at the meeting and will have the opportunity to make a statement, if he or she so desires, and to respond to appropriate questions.

The Board of Directors unanimously recommends a vote FOR Proposal Four. Shares represented by the enclosed Proxy will be voted FOR this proposal unless a contrary choice is specified.


Report of the Audit Committee

The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to shareholders, the Securities and Exchange Commission and others, monitoring the Company's financial reporting processes and internal control systems, and reviewing and appraising the audit activities of the Company's independent accountants and internal auditors. A more complete description of the duties and responsibilities of the Committee is set forth in the Audit Committee's charter which has been adopted by the

Board of Directors. A copy of the Audit Committee's charter, called the "Audit Committee Guidelines", was attached to last year's Proxy Statement.

The Audit Committee is currently comprised of the three directors named at the end of this Report. The Company's Board of Directors, in its business judgment, has determined that all members of the Audit Committee are independent, as defined by the applicable rules of the New York Stock Exchange.

Management has primary responsibility for the preparation of the Company's financial statements and for maintaining appropriate accounting and financial policies, processes and internal controls. KPMG LLP, the Company's independent accountants, is responsible for performing an independent audit of the Company's annual financial statements and expressing an opinion as to the fairness of the financial statements in conformity with accounting principles generally accepted in the United States. The Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2001 with management of the Company and with representatives of KPMG.

The Committee has also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The Committee has received from KPMG the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Furthermore, the Committee has considered whether the provision of non-audit services to the Company by KPMG is compatible with maintaining the auditors' independence and has discussed with KPMG the auditors' independence.

Based on the reviews and discussions described in this Report, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.


                                        AUDIT COMMITTEE:

                                        Barton J. Winokur, Chairman
                                        Michael J. Emmi
                                        Kay Hahn Harrell


                                 OTHER MATTERS

The Board of Directors knows of no other matters which may come before the meeting. However, if any other matter should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares represented by the Proxy as the Board of Directors may recommend.

                             SHAREHOLDER PROPOSALS

Shareholders of the Company are entitled to submit proposals for inclusion in the Company's 2003 Proxy Statement, to be considered for action at the 2003 Annual Meeting of Shareholders. Proposals so submitted must be received by the Company at its principal executive offices no later than December 12, 2002 and must comply in all other respects with applicable rules and regulations of the Securities and Exchange Commission relating to such inclusion. With respect to a shareholder proposal that is not included in the Company's 2003 Proxy Statement but which properly comes before the 2003 Annual Meeting of Shareholders, if the Company does not receive notice of such proposal at its principal executive offices by February 25, 2003, then the proxy solicited by the Board for the 2003 Annual Meeting of Shareholders may confer discretionary voting authority on the proxy holders with respect to such proposal.


                                   By Order of the Board of Directors


                                        [Signature]


                                   JOSEPH R. SEIDERS, Secretary


Dated:  April 12, 2002
Philadelphia, Pennsylvania

PROXY
                                   CDI CORP.
                         1717 Arch Street, 35th Floor
                          Philadelphia, PA 19103-2768

          This Proxy is Solicited on Behalf of the Board of Directors

     Each shareholder signing this Proxy hereby appoints Joseph R. Seiders and Craig H. Lewis, or either of them, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of CDI Corp. held of record by the signer on March 15, 2002, at CDI Corp.'s annual meeting of shareholders to be held on May 7, 2002, or any adjournments or postponements thereof. Each shareholder signing this Proxy acknowledges receipt of the Proxy Statement dated April 12, 2002 and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy and by filing this Proxy with the Secretary of CDI Corp. gives notice of such revocation.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION TO THE BOARD OF DIRECTORS OF ALL EIGHT NOMINEES LISTED IN PROPOSAL
---
ONE ON THE REVERSE SIDE HEREOF, FOR PROPOSAL TWO TO APPROVE TWO AMENDMENTS TO
                                ---
THE 1998 NON-QUALIFIED STOCK OPTION PLAN, FOR PROPOSAL THREE TO APPROVE A BONUS
                                          ---
PLAN AND STOCK OPTION GRANT FOR THE NEW CEO, AND FOR PROPOSAL FOUR TO RATIFY THE
                                                 ---
APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR 2002. WITH RESPECT TO ANY OTHER MATTERS OF BUSINESS PROPERLY BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS THE NAMED PROXIES SHALL DECIDE.


                                  (Continued and to be signed on the other side)


                             FOLD AND DETACH HERE



                               [CDI Corp. Logo]

                        Please mark your votes as indicated in this example  [X]


 The Board of Directors recommends a vote FOR each of Proposals 1, 2, 3 and 4.


Proposal 1  -  ELECTION OF DIRECTORS
   The nominees are:
     Roger H. Ballou
     Walter E. Blankley
     Michael J. Emmi
     Walter R. Garrison
     Kay Hahn Harrell                   FOR [_]     WITHHOLD FOR ALL [_]
     Lawrence C. Karlson
     Alan B. Miller
     Barton J. Winokur

     WITHHOLD VOTE FOR: (Write the name(s) of such nominee(s) in the space provided below.)

     _____________________________________________________

Proposal 2 - Approve two amendments to the CDI Corp. 1998 Non-Qualified Stock Option Plan, as described in the Proxy Statement.

                FOR [_]     AGAINST [_]     ABSTAIN [_]

Proposal 3 - Approve a bonus plan and stock option grant for Roger H. Ballou, CDI Corp.'s CEO, as described in the Proxy Statement.

                FOR [_]     AGAINST [_]     ABSTAIN [_]

Proposal 4 - Ratify the appointment of KPMG LLP as CDI Corp.'s independent auditors for 2002.

                FOR [_]     AGAINST [_]     ABSTAIN [_]

5. In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.


Signature ___________________  Signature ___________________  Date _____________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, corporate officer or partner, please give full title as such.

                             FOLD AND DETACH HERE

                               [CDI Corp. Logo]

          YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, DATE AND SIGN THE ABOVE PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                                   CDI CORP.

                     1998 NON-QUALIFIED STOCK OPTION PLAN

     1.   Purpose.  The purpose of this Plan is to provide an effective method
          -------
of compensating employees, consultants and directors of the Company, to align the interests of such individuals with the interests of the Company's shareholders and, accordingly, to provide financial rewards which will allow the Company to (i) attract and retain management personnel of outstanding ability,
(ii) strengthen the Company's capability to develop, maintain and direct a highly skilled and motivated management team, (iii) provide an effective means for selected management personnel to acquire and maintain ownership of CDI Stock, (iv) motivate selected management personnel to achieve long-range performance goals and objectives, and (v) provide incentive compensation opportunities competitive with those of other major corporations.

     2.   Definitions.
          -----------

          (a) "Agreement" means a Stock Option Agreement, which is a written confirmation furnished to an Optionee of the grant of an Option under the Plan.

          (b)  "Board" means the board of directors of CDI Corp.

          (c) "Cause" shall be deemed to exist, with respect to Independent Directors, only if the Board determines, in accordance with CDI Corp.'s by-laws, that grounds exist for the removal of the director. With respect to Eligible Employees and Eligible Consultants, Cause shall have the same meaning as is set forth in his or her engagement or employment agreement with the Company. If there is no such agreement, then Cause shall mean any of the following:

               (i) rendering services while under the influence of alcohol or illegal drugs;

               (ii) performing any act of dishonesty in rendering services to the Company, including falsification of records, expense accounts or other reports;

               (iii) conviction, whether by judgment or plea, of any crime which constitutes a felony or which constitutes a misdemeanor involving violence, fraud, embezzlement, or theft;

               (iv) violation of any law or agreement which results in the entry of a judgment or order enjoining or preventing Optionee from such activities as are essential for Optionee to perform services for the Company;

               (v) violation of any of the Company's policies which provide for termination of employment as a possible consequence of such violation;

               (vi) engaging in conduct which is injurious (other than to an immaterial extent) to the Company;

               (vii) the Company's receipt of reliable information from any source of an Optionee's entering into or intending to enter into competition with the Company; or

               (viii) refusal to perform such duties as may be delegated or assigned to the Optionee, consistent with the Optionee's position, by his or her supervisor.

          (d) "CDI Stock" means common stock, par value at $0.10 per share, of CDI Corp.

          (e) "Committee" means the CDI Corp. Compensation Committee or its successor.

          (f) "Company", as the context requires, means CDI Corp., CDI Corp. and its Subsidiary Companies or the individual Subsidiary Company which employs or retains an Optionee.

          (g) "Date of Exercise" means the date on which notice of exercise of an Option is delivered to the Treasurer of CDI Corp.

          (h)  "Date of Grant" means the date on which an Option is granted.

          (i)  "Effective Date" means January 1, 1998.

          (j) "Eligible Consultant" means an individual who performs consulting services for the Company as an independent contractor or through a corporation of which the individual is the sole owner, and who is designated as eligible to participate in the Plan by the Committee.

          (k) "Eligible Employee" means an employee or a group of employees identified by job classification of the Company who has been designated as eligible to participate in the Plan by the Committee.

          (l)  "Eligible Director" means any Independent Director.

          (m) "Fair Market Value" means the closing price of actual sales of CDI Stock on the New York Stock Exchange composite tape on a given date or, if there are no such sales on such date, the closing price of CDI Stock on such Exchange on the last preceding date on which there was a sale.

          (n) "Independent Director" means any director of CDI Corp. who is not an employee of the Company.

          (o) "Option" means a non-qualified stock option to purchase CDI Stock granted under the Plan.

          (p) "Optionee" means a person to whom an Option has been granted under the Plan.

          (q) "Personal Representative" means the person or persons who, upon the death or Total and Permanent Disability of an Optionee, shall have acquired by will or by the laws of descent and distribution or by other legal proceedings the right to exercise an Option granted to such Optionee.

          (r)  "Plan" means the CDI Corp. 1998 Non-Qualified Stock Option Plan.

          (s) "Retainer Fee" means the annual retainer fee payable to Independent Directors for their service as directors of CDI Corp. during a Retainer Fee Year. A Retainer Fee does not include attendance or committee fees.

          (t) "Retainer Fee Option" means an Option granted to an Eligible Director in full or partial payment of such Eligible Director's Retainer Fee pursuant to Paragraph 6.

          (u) "Retainer Fee Year" means the one year period between consecutive annual meetings of the shareholders of CDI Corp.

          (v)  "Retirement" means an Optionee's leaving the employ of the
Company:

               (i) on or after the date that the Optionee satisfies one of the following combinations of age and years of service with the Company:

                          .   60 years of age and 20 years of service;

                          .   62 years of age and 15 years of service; or

                          .   65 years of age and 5 years of service.

               (ii) at such earlier date as may be approved by the Committee, in its sole discretion.

          (w) "Subsidiary Company" means any corporation controlled by CDI Corp. or by a subsidiary controlled by CDI Corp. ("control" having the meaning set forth in Section 368(c) of the Internal Revenue Code or corresponding provisions of successor laws), provided that if the corporation is controlled by a subsidiary of CDI

Corp., either CDI Corp. must own 100% of the stock of the subsidiary or the subsidiary must own 100% of the stock of the corporation.

          (x) "Termination Date" means, unless otherwise determined by the Committee, the earliest of the following:

               (i)    ten years following the Date of Grant;

               (ii) in the event an Optionee's employment or engagement with the Company is terminated by the Company for Cause, the date of such termination;

               (iii) in the event an Optionee's employment or engagement with the Company is terminated through the Optionee's resignation or by the Company for reasons other than for Cause, two weeks following the date of such termination; or

               (iv) in the event an Optionee's employment or engagement with the Company is terminated as a result of the Optionee's death, Total and Permanent Disability or Retirement, six months following such event.

          (y) "Total and Permanent Disability" means a medically determinable disability of a permanent nature as a result of which an Optionee is entitled to receive and is receiving disability benefits under the Social Security Act.

     3.   CDI Stock Subject to the Plan.  Not more than 2,600,000 shares of CDI
          -----------------------------
Stock may be delivered, in the aggregate, pursuant to the exercise of Options under the Plan and the exercise of options under the CDI Corp. Non-Qualified Stock Option and Stock Appreciation Rights Plan. The CDI Stock delivered under the Plan may, at the election of the Company, be either treasury shares or shares originally issued for the purpose. When an Option is granted, the number of shares of CDI Stock subject to such Option shall be reserved for issuance out of the shares of CDI Stock remaining available for issuance under the Plan. If Options granted under the Plan terminate or expire without being exercised in whole or in part, other Options may be granted covering the shares of CDI Stock not delivered. No individual shall be eligible to receive, in any one calendar year, Options with respect to more than 500,000 shares of CDI Stock (which number is subject to adjustment as provided in Paragraph 14 hereof).

     4.   Rights to be Granted.  Non-qualified stock options, which give the
          --------------------
Optionee the right for a specified time period to purchase a specified number of shares of CDI Stock at a specified price shall be granted under the Plan, subject to the discretion of the Committee.

     5.   Administration.  The Plan shall be administered by the Committee.  The
          --------------
Committee shall have all necessary powers to administer the Plan, including, without limitation, the authority to determine the term and vesting schedule of Options or holding period, if any, applicable to shares of CDI Stock received pursuant to the exercise of an

Option. The Committee will be composed entirely of persons who are both an "Outside Director" (as such term is defined or interpreted for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended) and an "Independent Director" (as such term is defined or interpreted for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended). Except with respect to Retainer Fee Options, the Committee may determine from time to time which eligible persons shall be granted Options under the Plan, the number of shares of CDI Stock to be subject to the Option in each case and the other substantive provisions of each Option. However, any Options, other than Retainer Fee Options, granted to a member of the Board must also be approved by a majority of the Board not including the recipient.

     6.   Retainer Fee Options.
          --------------------

          (a) All or a portion of the Retainer Fee payable to Eligible Directors may, at the election of the Director, be paid in the form of Options. Prior to the beginning of each Retainer Fee Year, each Eligible Director may elect to receive Options in lieu of all or a portion of the cash Retainer Fee that such Director would otherwise be paid for his/her service as a Director during such Retainer Fee Year. On the first business day of each Retainer Fee Year each Director who has made such an election will be granted an Option for that number of shares of CDI Stock which will result in the Option having the value chosen by the Director, using a Black-Scholes valuation as of such date of grant. Such number of shares will be subject to adjustment as provided in Paragraph 14.

          (b) The Committee may determine from time to time the terms of the Retainer Fee Options, provided such terms are consistent with the terms of the Plan. Unless otherwise determined by the Committee, (i) Retainer Fee Options shall vest (and therefore will be exercisable) upon the completion of the Retainer Fee Year for which the Retainer Fee Options have been granted, (ii) if an Eligible Director ceases to be a member of the Board for any reason, unvested Retainer Fee Options shall expire and be unexercisable and the portion of the Eligible Director's Retainer Fee earned as of the date of cessation that is represented by such unvested Retainer Fee Options shall be paid in cash and
(iii) vested Retainer Fee Options will not terminate until the expiration of the options' full terms notwithstanding an earlier termination of a Director's service as a Director of the Company.

     7.   Eligibility.  The Committee may, from time to time, subject to the
          -----------
provisions of the Plan and such terms and conditions as the Committee may prescribe, award Options to any Eligible Employee or Eligible Consultant. Only Eligible Directors shall be eligible to receive Retainer Fee Options pursuant to Paragraph 6.

     8.   Option Exercise Price.
          ---------------------

          (a) The price at which CDI Stock may be purchased on exercise of an Option shall be determined in each case by the Committee, but may not be less than 100% of the Fair Market Value of the CDI Stock on the last trading date immediately preceding the Date of Grant; provided, however, that the price at which CDI Stock may be purchased on exercise of a Retainer Fee Option shall be the Fair Market Value of CDI Stock on the last trading day immediately preceding the Date of Grant.

          (b) Upon exercise of any Option granted pursuant to the Plan, the Optionee shall pay the Option price in cash or, in whole or in part, through the transfer to the Company of shares of CDI Stock that have been held by the Optionee for at least six months. In the event such Option price is paid in whole or in part with shares of CDI Stock, the portion of the Option price so paid shall be equal to the Fair Market Value of CDI Stock on the last trading day immediately preceding such date of exercise.

     9.   Issuance of Certificates; Payment of Cash.
          -----------------------------------------

          (a) Upon payment of the Option price and satisfaction of the tax payment obligation set forth in Paragraph 9(b), a certificate for the number of whole shares of CDI Stock to which the Optionee is entitled shall be delivered to such Optionee by CDI Corp.

          (b) The Company shall not issue or transfer CDI Stock upon exercise of an Option until the Option price is fully paid and the tax withholding obligations with respect to the exercise of the Option have been satisfied. The Optionee may satisfy any statutory amounts required to be withheld under applicable federal, state and local income, payroll, social security and similar tax laws in effect from time to time by remitting the required amount of cash to the Company or by electing to have the Company withhold that number of shares of CDI Stock being purchased through the exercise of the Option which have a Fair Market Value equal to the amount of tax to be paid.

     10.  Term.  Unless otherwise determined by the Committee, Options granted
          ----
under the Plan shall not be exercisable after the Termination Date.

     11.  Vesting. Unless otherwise determined by the Committee, Options granted
          -------
under the Plan will vest as follows:

          (a) Subject to the accelerated vesting provision of Paragraph 11(b), Options will vest at the rate of 20% per year on each of the first five anniversaries of the Date of Grant;

          (b) If an Optionee's employment with the Company terminates as a result of the Optionee's Retirement, death or Total and Permanent Disability, the Option will vest as to all unvested shares as of the date of such event.

     12.  Exercise of Options. Unless otherwise determined by the Committee, the
          -------------------
vested portion of an Option may be exercised in whole or in part during its term, but only as to whole shares, provided that an Option shall be exercisable only by an Optionee during his lifetime, by his Personal Representative in the event of the Optionee's death or Total and Permanent Disability, or by any permitted transferee under Paragraph 13.

     13.  Transferability of Options. No Option may be transferred, in whole or
          --------------------------
in part, unless the Option is transferred (i) by will or the applicable laws of descent and distribution, or (ii) to the extent allowed under the terms of the Agreement, to the spouse or descendant of an Optionee or to a trust for the benefit of the spouse or descendant of an Optionee.

     14.  Adjustment on Change in Capitalization.  In case the number of
          --------------------------------------
outstanding shares of CDI Stock is changed as a result of a stock dividend, stock split, recapitalization, combination, subdivision, issuance of rights or other similar corporate change, and unless the Board determines otherwise, there shall be an automatic adjustment in (a) the aggregate number of shares of CDI Stock which may be issued under the Plan, (b) the per individual annual limitation set forth in Paragraph 3 above, and (c) the number of shares of CDI Stock subject to, and the Option price of, any then outstanding Options.

     15.  Certain Corporate Transactions.  If during the term of any Option, CDI
          ------------------------------
Corp. or any Subsidiary Company shall be merged into or consolidated with or otherwise combined with or acquired by another person or entity, or there is a divisive reorganization or a liquidation or partial liquidation of CDI Corp., CDI Corp. may (but shall not be required to) take any of the following courses of action:

          (a) Not less than 10 days nor more than 60 days prior to any such transaction, all Optionees shall be notified that their Options shall expire on the 10th day after the date of such notice, in which event all Optionees shall have the right to exercise all of their Options prior to such new expiration date; or

          (b) CDI Corp. shall provide in any agreement with respect to any such merger, consolidation, combination or acquisition that the surviving, new or acquiring corporation shall grant options to the Optionees to acquire shares in such corporation provided that the excess of the fair market value of the shares of such corporation immediately after the consummation of such merger, consolidation, combination or acquisition over the option price, shall not be less than the excess of the Fair Market Value of CDI Stock over the exercise price of Options, immediately prior to the consummation of such merger, consolidation, combination or acquisition; or

          (c) CDI Corp. shall take such other action as the Board shall determine to be reasonable under the circumstances in order to permit Optionees and Eligible Directors to realize the value of rights granted to them under the Plan.

     16.  Plan Not to Affect Relationship With the Company. Neither the Plan nor
          ------------------------------------------------
any Option shall confer upon any person any right to continue in the service of the Company.

     17.  Cancellation of Options and Repayment of Gains.  Notwithstanding any
          ----------------------------------------------
other provision of this Plan, the Board may, in its sole discretion and to the extent allowed in an Optionee's Agreement, cancel the outstanding Options held by such Optionee and/or require the Optionee to pay to the Company an amount equal to any gains derived from the exercise of any Options previously granted to and exercised by such Optionee if the Board, in its sole discretion, determines that such Optionee has entered into or intends to enter into competition with any member of the Company.

     18.  Shareholder Rights and Privileges.  An Optionee shall have no rights
          ---------------------------------
as a shareholder with respect to any shares of CDI Stock covered by an Option until the issuance of a stock certificate to the Optionee representing such shares.

     19.  Amendment.  The Board may at any time terminate the Plan or make such
          ---------
changes therein as it shall deem advisable. No outstanding Option shall be affected by any such amendment without the written consent of the Optionee or other person then entitled to exercise such Option.

     20.  Securities Laws.  The Committee shall make each grant under the Plan
          ---------------
subject to such conditions as shall cause both the grant and exercise of an Option to comply with the then-existing requirements of Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission.

     21.  Performance-Based Compensation.  Unless otherwise provided by the
          ------------------------------
Committee in its discretion, it is intended that all compensation income recognized by Eligible Employees as the result of the exercise of Options, or the disposition of CDI Stock acquired on exercise of Options, shall be considered performance-based compensation excludable from such Eligible Employee's "applicable employee remuneration" pursuant to section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended.

     22.  General.  Each Option granted shall be evidenced by an Agreement
          -------
containing such terms and conditions not inconsistent with the Plan as the Committee may determine. The issuance of CDI Stock on the exercise of an Option shall be subject to all of the applicable requirements of the Pennsylvania Business Corporation Law and other applicable laws. Among other things, an Optionee may be required to deliver an investment representation to the Company in connection with any exercise of an Option or to agree to refrain from selling or otherwise disposing of the CDI Stock acquired for a specified period of time.

                                   CDI CORP.

                             EMPLOYMENT AGREEMENT
                             --------------------

          This EMPLOYMENT AGREEMENT (the "Agreement") is entered into as of the 1st day of October, 2001 between CDI Corp., a Pennsylvania corporation (the "Company"), and Roger H. Ballou ("Executive").

          The Company desires to employ Executive, and Executive is willing to be employed by the Company, upon the terms and subject to the conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and intending to be legally bound hereby, the parties agree as follows:

                                     TERMS
                                     -----

SECTION 1.     Employment.
               ----------

          The Company hereby employs Executive, and Executive hereby accepts such employment and agrees to serve as the Company's President and Chief Executive Officer, and to render services to the Company and its subsidiaries, divisions and affiliates, during the Employment Period set forth in Section 3, subject to the terms and conditions hereinafter set forth.

SECTION 2.     Management & Board Duties.
               -------------------------

          As President and Chief Executive Officer of the Company during the Employment Period, Executive shall carry out such duties as are customarily associated with the position of president and chief executive officer, which duties shall however in all cases be subject to policies set by, and at the direction and control of, the Company's Board of Directors (the "Board of Directors"). The Company shall use its best efforts to have Executive nominated and elected to the Board of Directors during the Employment Period. During the Employment Period, Executive shall be afforded the full protection of the indemnifications generally available to officers and directors under the Company's by-laws.

SECTION 3.     Term.
               ----

          The term of Executive's employment under this Agreement (the "Employment Period") shall commence as of October 1, 2001, and, unless sooner terminated pursuant to Section 7 of this Agreement, shall continue until the close of business on September 30, 2005. This Agreement survives any termination of the Employment Period.

SECTION 4.     Extent of Services.
               ------------------

          During the Employment Period, Executive shall devote his full time and attention and give his best efforts, skills and abilities exclusively to the management and operations of the Company and its business and the business of its subsidiaries, divisions and affiliates. Executive shall perform his services hereunder at the Company's offices in Philadelphia, Pennsylvania and at such other places as are required for the effective management of the Company and its business and the business of its subsidiaries, divisions and affiliates. During the Employment Period, Executive shall, if elected or appointed, serve as a director of the Company and as an executive officer and/or director of any subsidiary, division or affiliate of the Company and shall hold, without any compensation other than that provided for in this Agreement, the offices in the Company and in any such subsidiary, division or affiliate to which Executive may, at any time or from time to time, be elected or appointed. It is understood and agreed that, as of the date of this Agreement, Executive is a member of two Boards of Directors of companies unrelated to the Company, and that Executive shall be free to devote up to 10 days per year to participation in the meetings and other activities of those Boards. Executive agrees to use his best efforts to schedule such participation so as to minimize any disruption of his duties for the Company.

SECTION 5.     Compensation and Benefits.
               -------------------------

          (a)  Base Salary.  During the Employment Period, Executive shall
               -----------
receive as compensation for his services a salary at the rate of Five Hundred Thousand Dollars ($500,000) per annum payable in equal installments at such intervals as the Company pays its senior executive officers generally (the "Base Salary"). The Base Salary shall be reviewed annually by the Board of Directors and may be increased by the Board of Directors in its absolute and sole discretion.

          (b)  Restricted Stock.
               ----------------

                    (1) As of the date of this Agreement, the Executive shall be granted 15,000 restricted shares of the Company's Common Stock (the "Restricted Stock") pursuant to the terms of the Restricted Stock Agreement attached hereto as Exhibit A. Pursuant to Section 6 of the Restricted Stock Agreement, Executive shall not be able to sell, transfer or otherwise benefit from any of the Restricted Stock until such shares vest as described in Section 4 of the Restricted Stock Agreement.

                    (2) The Company will grant the Executive an additional number of restricted shares of the Company's Common Stock, to a maximum of 25,000 shares (the "Additional Restricted Stock") at the rate of one share of Additional Restricted Stock for each share of the Company's Common Stock purchased by the Executive within a 15 day period beginning on the third day following the Company's public release of its Third Quarter 2001 Earnings Report (the "Purchased Stock"). Such Additional Restricted Stock shall vest in accordance with the provisions of Section 4 of the Restricted Stock Agreement, but only while Executive retains all of the Purchased Stock. If Executive sells, exchanges transfers, hypothecates, pledges or otherwise disposes or encumber any of the Purchased Stock, then all remaining unvested shares of Additional Restricted Stock granted under this subsection shall be forfeited to the Company in accordance with Section 5 of the Restricted Stock Agreement.

          (c)  Nonqualified Stock Options.  As of the date hereof, Executive
               --------------------------
shall be granted non-qualified stock options to purchase 500,000 shares of the Company's Common Stock pursuant to the terms of the Non-Qualified Stock Option Agreement attached hereto as Exhibit B.

          (d)  Bonus Awards.  Executive shall be eligible to receive bonus
               ------------
compensation during the Employment Period. The bonus award during Executive's employment with the Company shall be determined as follows:

               (i) Within a mutually agreeable time period before the beginning of each calendar year, Executive shall submit to the Board of Directors for its approval the Company's operational plan, including a fiscal budget, for the next calendar year. A Committee of the Board of Directors, all of the voting members of which shall be outside directors as defined in regulations issued under (S)162(m) of the Internal Revenue Code of 1986, as amended, and the Executive shall establish mutually agreed goals each year based on the approved operational plan provided that (1) the Executive's agreement to the goals proposed by the Committee shall not be unreasonably withheld and (2) at the time such goals are established, it is substantially uncertain whether they will be achieved.

               (ii) The goals established by the Committee shall include a Target Goal, a Maximum Performance Goal, and such other Goals as the Committee shall determine to be appropriate.

               (iii) The bonus to be paid Executive upon attaining the Target Goal for any calendar year shall be 75% of the Executive's Base Salary for that year and the Bonus to be paid to the Executive upon attaining the Maximum Performance Goal for any such year shall be 120% of Executive's Base Salary for that year. An appropriately prorated portion of the Bonus payable upon attainment of the Target Goal will be paid for any year in which the Executive's performance does not attain the Target Goal, but attains at least the minimum level required for payment of a bonus under the Company's Bonus Plan for key employees as in effect for the year in question. If the Executive's performance for such year exceeds the Target Goal, but not the Maximum Performance Goal, the bonus payable to the Executive shall be appropriately prorated. In determining whether the Target Goal or the Maximum Performance Goal has been met in any year, the Committee shall give appropriate weight, in accordance with generally accepted accounting principles consistently applied, to the effect on those Targets, and the Executive's ability to attain them, of strategic decisions, such as acquisitions, divestitures or other extraordinary transactions of similar magnitude.

               (iv)   Notwithstanding the foregoing:

                      (A) the Executive will be paid a Bonus for the year 2001 equal to the product of $375,000 multiplied by a fraction, the numerator of which is the number of days during 2001 during which the Executive is employed by the Company under this Agreement and the denominator of which is 365; and

                      (B) assuming that he remains employed by the Company under this Agreement throughout the year 2002, the Bonus payable to the Executive will not be less than 22.5% of the Executive's Base Salary for the year 2002.

               (v) Any of the Company's financial results that are used to calculate bonuses under this Section 5(d) shall be taken only from the Company's audited financial statements for the applicable year.

               (vi) All cash bonuses payable under this Section 5(d) shall be paid to Executive within two weeks after the delivery of audited financial statements to the Company for the prior calendar year. No bonuses will be paid to Executive, if Executive's employment with the Company has terminated before the bonus has been paid, regardless of whether he would have been entitled to a bonus based on the Company's financial results for the prior year, unless the Company terminates Executive without Cause or the Executive terminates for Good Reason, both as defined in Section 7. In such case, the Executive shall be entitled to a pro-rated bonus, for the year based on the achievement of goals, but in no event less than the bonus earned by Executive in the immediate prior year.

               (vii) By agreement between the Committee and the Executive, provided that the percentages of Base Salary specified in (iii) above, and the guaranteed bonus amounts specified in (iv) above, are maintained, compliance with this Section 5(d) may be achieved through the Executive's participation in the Company's Bonus Program on terms and conditions substantially similar to those applicable to other senior executives of the Company.

          (e)  Employee Benefits.  During the Employment Period, Executive shall
               -----------------
be entitled to participate in all employee benefit plans and programs approved by the Board of Directors as the Company shall provide generally to other senior executive officers of the Company from time to time, other than any bonus plans.

          (f) All payments to Executive or his estate made pursuant to this Agreement shall be subject to such withholding as may be required by any applicable laws.

SECTION 6.     Expense Reimbursements.
               ----------------------

          (a)  Housing and Relocation.  Executive currently maintains a primary
               ----------------------
residence ("Current Residence"). In connection with Executive becoming President and Chief Executive Officer of the Company, Executive shall be required to maintain his primary residence in the Philadelphia metropolitan area ("New Residence").

          (b) In connection with his relocation to the Philadelphia metropolitan area, the Company will reimburse Executive for all normal moving expenses including:

               (i) Air fare (at coach rates) and related travel expenses, including those incurred in locating the New Residence;

               (ii) the cost of moving Executive's personal belongings (including those of family members residing with him);

               (iii) ordinary and necessary costs of the sale of his Current Residence and of the purchase or rental of his New Residence. Costs in this latter category will be "grossed up" for federal and state tax purposes, so that the reimbursement received by the Executive is equal to those costs, unreduced by federal or state taxes that may be imposed on such reimbursements. For purposes of this Section 6, rental costs include all of the ordinary and necessary costs of renting a New Residence, but do not include the rent payments for such New Residence.

          (c) If the Executive desires to have the Company assume the risks of ownership inherent in the sale of his current residence, he shall notify the Company within [15] days of the date of this Agreement. Within [10]days of receipt of such notice, the Company will contract with two independent real estate appraisers, each familiar with the real estate market in which the Current Residence is located, to prepare an appraisal of the fair market value of the Current Residence. Upon receipt of those appraisals, the Company shall notify the Executive that if he so elects, within [10] days of receipt of the two appraisals, the Company will, or will hire a relocation firm of its choice to, purchase the Executive's Current Residence at a price equal to the average of those two appraisals. If the Executive elects not to accept that purchase offer, Company shall have no responsibility for the Current Residence, except as set forth in Section 6(b), and the Executive shall be free to sell, lease or otherwise deal with it as he sees fit.

          (d) [Temporary Housing Expenses - period and location/amount to be agreed.]

          (e) During the Employment Period, the Company shall reimburse Executive for all reasonable and itemized out-of-pocket expenses incurred by Executive in the ordinary course of the Company's business, provided such expenses are properly reported to the Company in accordance with its accounting procedures.

SECTION 7.     Termination.
               -----------

          (a) The Employment Period may be terminated by either the Board on behalf of the Company or the Executive as provided in this Section 7(a). In addition to the scheduled expiration of the Employment Period set forth in
Section 3, the Employment Period shall terminate upon the earliest to occur of the following:

               (i)    the Executive's death or Disability;

               (ii) the close of business on the day which is 30 days after delivery by the Company to Executive of written notice of the Company's election to terminate Executive's employment hereunder, for any reason whatsoever; or

               (iii) the close of business on the day which is 30 days after the date on which the Executive shall have delivered to the Company written notice of Executive's election to terminate Executive's employment hereunder.

          (b) For purposes of this Agreement, "Disability" shall have the same meaning as "Total Disability" under the CDI Corporation Long Term Disability Benefits Program, or such other comparable program as may then be in effect that provides long term disability coverage to the Company's management employees.

          (c) For purposes of this Agreement, "Cause" means any one or more of the following bases for termination of Executive's employment with the Company:

               (i) Executive's commission of a felony or other crime involving moral turpitude;

               (ii) Executive's refusal to perform such services as may be reasonably delegated or assigned to Executive, consistent with his position, by the Board of Directors; provided, however, that a termination under this Section 7(c)(ii) shall not be for Cause unless the Company provides written notice to Executive of its intention to terminate Executive for Cause under this Section 7(c)(ii), and Executive fails, to the reasonable satisfaction of the Company, to cure the defects stated in such written notice within ten days after the notice was given to Executive;

               (iii) Executive's willful misconduct or gross negligence in connection with the performance of his duties under this Agreement that materially adversely affects Executive's ability to perform his duties for the Company or materially adversely affects the Company;

               (iv) Executive's material breach of any of the terms or conditions of this Agreement;

          (d) Following any termination of Executive's employment hereunder, all obligations of the Company under this Agreement shall terminate except (i) any obligations with respect to the payment of accrued and unpaid salary or expense reimbursements under Sections 5 or 6 or severance specifically provided under this Section 7 hereof through the date of Executive's termination of employment hereunder.

          (e) In the event of any termination of Executive's employment by the Company other than for Cause or by Executive for Good Reason, as hereinafter defined, the Company shall continue to pay Executive his Base Salary or, upon the Executive's obtaining other employment, 50% of that Base Salary in the same intervals and amounts that were in effect immediately prior to termination, until the earlier of the date on which this Agreement is scheduled to terminate under Section 3 or the expiration of the Severance Period, as defined below. The "Severance Period" shall initially be 30 months, this period shall be reduced by 1/2 month for each month the Executive is employed under this Agreement. During the Severance Period, the Company shall continue to pay for medical benefit plans and programs for Executive comparable to those in which Executive participated and for which the Company paid immediately prior to Executive's termination (except to the extent Executive receives comparable benefits from another employer). Notwithstanding the above, no amounts shall be paid or become payable to Executive during the Severance Period until Executive has executed a valid release and waiver of all claims and potential claims against the Company and other related parties in a form that is reasonably satisfactory to the Company, and any required waiting period under such release and waiver has expired and Executive has not revoked the release during such waiting period. The Executive agrees that he will notify the Company within [5] days of obtaining subsequent employment during the Severance Period.

               (i) "Good Reason" exists if the Executive voluntarily terminates employment with the Company, including following a Change in Control, as hereinafter defined, because (A) Executive is assigned duties that are demeaning or otherwise materially inconsistent with the position and duties described in Section 2 hereof, (B) Executive's place of employment with the Company is moved outside the Philadelphia metropolitan area or, following a Change in Control (C) Executive's title is changed or (D) Executive's principal place of employment is relocated by more than 50 miles. Before the Executive terminates for Good Reason, he must notify the Company in writing of his intention to terminate and the Company shall have 15 days after receiving such written notice to remedy the situation, if possible.

               (ii) "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to Item 1 of Form 8-K promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), provided, that, without limitation, such a change in control shall be deemed to have occurred if any "person" (as such term is used in Sections 13(d) and 14(d) of the Act), other than (1) the Company, (2) any "person" who on the date hereof is a director or officer of the Company, (3) any "person" who on the date hereof is the beneficial owner of 5% or more of the voting power of the Company's outstanding securities or an affiliate of any such person or (4) a trust established under an employee benefit plan for employees of the Company of its subsidiaries, is or becomes the "beneficial owner," (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities.

               (iii) Any termination by the Company or by Executive of Executive's employment hereunder shall be communicated by written notice.

          (f) Except as provided in (g) below, any severance compensation granted in this Section 7 shall be the sole and exclusive compensation or benefit due to Executive upon termination of Executive's employment.

          (g) If Executive's employment is terminated by the Company for any reason other than Cause, or by the Executive for Good Reason, following a Change in Control then, in addition to any other benefits, including pursuant to option agreements and employee benefit plans, to which Executive may be entitled following such a Change in Control, the Executive shall be entitled to, in lieu of payments under Section 7(e), the maximum amount of additional cash compensation that can be paid to the Executive without the imposition on such payments of any excise tax under section 4999 of the Code or any loss of deduction by the Company under section 280G of the Code taking into account in such calculation the accelerated vesting of Restricted Stock and Stock Options, provided under Exhibits A and B. If it shall be finally determined that payments in excess of those limits have been made to the Executive, such payments shall be considered to have been a loan to the Executive by the Company and shall be repaid, with interest at the short term annual rate established under section 1274 of the code, upon demand by the Company.

SECTION 8.     Representations, Warranties and Acknowledgments of Executive.
               ------------------------------------------------------------

          (a) Executive represents and warrants that his experience and capabilities are such that the provisions of Section 9 will not prevent him from earning his livelihood, and acknowledges that it would cause the Company serious and irreparable injury and cost if Executive were to use his ability and knowledge in competition with the Company or to otherwise breach the obligations contained in Section 9.

          (b) Executive acknowledges that (i) during the term of Executive's employment with the Company, Executive will continue to have access to Confidential Information; (ii) such Confidential Information is proprietary, material and important to the Company and its non-disclosure is essential to the effective and successful conduct of the Company's business; (iii) the Company's business, its customers' business and the businesses of other companies with which the Company may have commercial relationships could be damaged by the unauthorized use or disclosure of this Confidential Information; and (iv) it is essential to the protection of the Company's goodwill and to the maintenance of the Company's competitive position that the Confidential Information be kept secret, and that Executive not disclose the Confidential Information to others or use the Confidential Information to Executive's advantage or the advantage of others.

          (c) Executive acknowledges that as the Company's Chief Executive Officer and President, Executive will be put in a position of trust and confidence and have access to Confidential Information, will supervise the operations and employees of the Company, will continue to be in contact with customers and prospective customers, will participate in the preparation and submission of bids and proposals to customers and prospective customers, and will be responsible for the formulation and implementation of the Company's strategic plans.

          (d) Executive acknowledges that as the Company's Chief Executive, it is essential for the Company's protection that Executive be restrained following the termination of Executive's employment with the Company from soliciting or inducing any of the Company's officers and management employees to leave the Company's employ, hiring or attempting to hire any of the Company's officers or management employees, soliciting the Company's customers and suppliers for a competitive purpose, and competing against the Company for a reasonable period of time.

          (e) Executive represents and warrants that Executive is not bound by any other agreement, written or oral, which would preclude Executive from fulfilling all the obligations, duties and covenants in this Agreement. Executive also represents and warrants that Executive will not use, in connection with his employment under this Agreement, any materials which may be construed to be confidential to a prior employer or other persons or entities. In the event of a breach of this Section 8 which results in damage to the Company, Executive will indemnify and hold the Company harmless with respect to such damage.

References in this Section 8 to the Company shall include the Company, its subsidiaries, divisions and affiliates.

SECTION 9.     Executive's Covenants and Agreements.
               ------------------------------------

          (a) Executive agrees to maintain full and complete records of all transactions and of all services performed by Executive on behalf of the Company and to submit this information to the Company in the manner and at the times that the Company may, from time to time, direct.

          (b) Executive agrees to devote Executive's entire productive time, ability and attention to the Company's business during the term of this Agreement. Executive further agrees not to, directly or indirectly, render any services of a business, commercial or professional nature to any other person or organization, whether for compensation or otherwise, without the Company's prior written consent.

          (c) Executive agrees to abide by and comply with all personnel and company practices and policies applicable to Executive.

          (d) Executive shall promptly and completely disclose to the Company and the Company or its customers will own all rights, title and interest to any Inventions made, recorded, written, first reduced to practice, discovered, developed, conceived, authored or obtained by Executive, alone or jointly with others, during the term of Executive's employment with the Company (whether or not such Inventions are made, recorded, written, first reduced to practice, discovered, developed, conceived, authored or obtained during working hours) and for one year after termination of Executive's employment with the Company. Executive agrees to take all such action during the term of Executive's employment with the Company or at any time thereafter as may be necessary, desirable or convenient to assist the Company or its customers in securing patents, copyright registrations, or other proprietary rights in such Inventions and in defending and enforcing the Company's or such customer's rights to such Inventions, including without limitation the execution and delivery of any instruments of assignments or transfer, affidavits, and other documents, as the Company or its customers may request from time to time to confirm the Company's or its customers' ownership of the Inventions. Executive represents and warrants that as of the date hereof there are no works, software, inventions, discoveries or improvements (other than those included in a copyright or patent of application therefor) which were recorded, written, conceived, invented, made or discovered by Executive before entering into this Agreement and which Executive desires to be removed from the provisions of this Agreement.

          (e) For purposes of this Agreement, "Inventions" means concepts, developments, innovations, inventions, information, techniques, ideas, discoveries, designs, processes, procedures, improvements, enhancements, modifications (whether or not patentable), including, but not limited to, those relating to hardware, software, languages, models, algorithms and other computer system components, and writings, manuals, diagrams, drawings, data, computer programs, compilations and pictorial representations and other works (whether or not copyrightable). Inventions does not include those which are made, developed, conceived, authored or obtained by Executive without the use of the Company's resources and which do not relate to any of the Company's past, present or prospective activities.

          (f) During and after the term of Executive's employment with the Company, Executive will hold all of the Confidential Information in the strictest confidence and will not use any Confidential Information for any purpose and will not publish, disseminate, disclose or otherwise make any Confidential Information available to any third party, except as may be required in connection with the performance of Executive's duties hereunder.

          (g) For purposes of this Agreement, "Confidential Information" means all information, data, know-how, systems and procedures of a technical, sensitive or confidential nature in any form relating to the Company or its customers, including without limitation about Inventions, all business and marketing plans, marketing and financial information, pricing, profit margin, cost and sales information, operations information, forms, contracts, bids, agreements, legal matters, unpublished written materials, names and addresses of customers and prospective customers, systems for recruitment, contractual arrangements, market research data, information about employees, suppliers and other companies with which the Company has a commercial relationship, plans, methods, concepts, computer programs or software in various stages of development, passwords, source code listings and object code.

          (h) All files, records, reports, programs, manuals, notes, sketches, drawings, diagrams, prototypes, memoranda, tapes, discs, and other documentation, records and materials in any form that in any way incorporate, embody or reflect any Confidential Information or Inventions will belong exclusively to the Company and its customers and Executive will not remove from the Company's or its customers' premises any such items under any circumstances without the prior written consent of the party owning such item. Executive will deliver to the Company all copies of such materials in Executive's control upon the Company's request or upon termination of Executive's employment with the Company and, if requested by the Company, will state in writing that all such materials were returned.

          (i) For (1) the period during which the Executive is entitled to severance payments under Section 7, other than Section 7(g), if the Executive's employment is terminated by the Company other than for Cause, or (2) for a period which extends to the later of two years immediately following Executive's termination or the date of which the Employment Period was scheduled to expire, if Executive's employment is terminated by the Executive for any reason, including resignation by Executive or by the Company, with Cause, Executive agrees not to:

               (i) own, manage, operate, finance, join, control, or participate in the ownership, management, operation, financing or control of, or be connected, directly or indirectly, as proprietor, partner, shareholder, director, officer, executive, employee, agent, creditor, consultant, independent contractor, joint venturer, investor, representative, trustee or in any other capacity or manner whatsoever with, any entity that engages or intends to engage in any Competing Business anywhere in the world. "Competing Business" means any business or other enterprise which engages in the staffing business; and

               (ii) directly or indirectly, solicit, interfere with or attempt to entice away from the Company, any officer or management employees of the Company or anyone who was one of the Company's officers or management employees within 12 months prior to such contact, solicitation, interference or enticement; and

               (iii) contact, solicit, interfere with or attempt to entice away from the Company, any customer on behalf of a Competing Business.

References in this Section 9 to the Company shall include the Company, its subsidiaries, divisions and affiliates.

SECTION 10.    Remedies.
               --------

          Executive acknowledges that his promised services hereunder are of a special, unique, unusual, extraordinary and intellectual character, which give them peculiar value the loss of which cannot be reasonably or adequately compensated in an action of law, and that, in the event there is a breach hereof by Executive, the Company will suffer irreparable harm, the amount of which will be impossible to ascertain. Accordingly, the Company shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction, either at law or in equity, to obtain damages for any breach or to enforce specific performance of the provisions or to enjoin Executive from committing any act in breach of this Agreement. The remedies granted to the Company in this Agreement are cumulative and are in addition to remedies otherwise available to the Company at law or in equity. If the Company is obliged to resort to the courts for the enforcement of any of the covenants of Executive contained in Section 9 hereof, each such covenant shall be extended for a period of time equal to the period of such breach, if any, which extension shall commence on the later of (i) the date on which the original (unextended) term of such covenant is scheduled to terminate or (ii) the date of the final court order (without further right of appeal) enforcing such covenant.

SECTION 11.    Waiver of Breach.
               ----------------

          The waiver by the Company of a breach of any provision of this Agreement by Executive shall not operate or be construed as a waiver of any other or subsequent breach by Executive of such or any other provision. No delay or omission by the Company or Executive in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy or power may be exercised by the Company or Executive from time to time and as often as may be deemed expedient or necessary by the Company or Executive in its or his sole discretion.

SECTION 12.    Notices.
               -------

          All notices required or permitted hereunder shall be made in writing by hand-delivery, certified or registered first-class mail, or air courier guaranteeing overnight delivery to the other party at the following addresses:

          To the Company:

          CDI Corp.
          3500 Bell Atlantic Tower
          1717 Arch Street
          Philadelphia, PA 19103
          Attention: Board of Directors

          with a required copy to:

          CDI Corp.
          3500 Bell Atlantic Tower
          1717 Arch Street
          Philadelphia, PA 19103
          Attention: General Counsel

          To Executive:

          Roger H. Ballou

or to such other address as either of such parties may designate in a written notice served upon the other party in the manner provided herein. All notices required or permitted hereunder shall be deemed duly given and received when delivered by hand, if personally delivered; on the third day next succeeding the date of mailing if sent by certified or registered first-class mail; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

SECTION 13.    Severability.
               ------------

          If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable by a court of competent jurisdiction, the remainder of this Agreement or the application of any such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. If any of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, scope, activity or subject, it shall be construed by limiting and reducing it, so as to be valid and enforceable to the extent compatible with the applicable law or the determination by a court of competent jurisdiction.

SECTION 14.    Governing Law; Exclusive Choice of Forum.
               ----------------------------------------

          The implementation and interpretation of this Agreement shall be governed by and enforced in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the conflicts of law provisions thereof. The parties hereby submit to the exclusive jurisdiction of, and waive any venue objections against, the United States District Court for the Eastern District of Pennsylvania and the state and local courts of the Commonwealth of Pennsylvania, Philadelphia County, for any litigation arising out of this Agreement.

SECTION 15.    Binding Effect and Assignability.
               --------------------------------

          The rights and obligations of both parties under this Agreement shall inure to the benefit of and shall be binding upon their heirs, successors and assigns. Executive's rights under this Agreement shall not, in any voluntary or involuntary manner, be assignable and may not be pledged or hypothecated without the prior written consent of the Company.

SECTION 16.    Counterparts; Section Headings.
               ------------------------------

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The section headings of this Agreement are for convenience of reference only.

SECTION 17.    Survival.
               --------

          Notwithstanding the termination of this Agreement or Executive's employment hereunder for any reason, Sections 8, 9, 10, 13, 14 and 17 hereof shall survive any such termination.

SECTION 18.    Entire Agreement.
               ----------------

          This instrument constitutes the entire agreement with respect to the subject matter hereof between the parties hereto and, except as specified herein, replaces and supersedes as of the date hereof any and all prior oral or written agreements and understandings between the parties hereto. This Agreement may only be modified by an agreement in writing executed by both Executive and the Company.

SECTION 19.    Counsel.
               -------

          Executive acknowledges that he has been advised to consult with counsel concerning this Agreement, has had ample opportunity to consult with counsel of his own selection and has so consulted to the extent Executive determined to be necessary or appropriate.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement this 1/st/ day of October, 2001 effective as of the date and year first written above.

                                      COMPANY:

                                      CDI CORP.

                                      By: ______________________________________
                                          Walter R. Garrison,
                                          Chairman of the Board

                                      EXECUTIVE:


                                      __________________________________________
                                          Roger H. Ballou

                                  (EXHIBIT B)

                                   CDI CORP.

                     NON-QUALIFIED STOCK OPTION AGREEMENT
                     ------------------------------------

SECTION 1.     Grant of Option.
               ---------------

          The CDI Corp. Board of Directors' Stock Option Committee, pursuant to the authority granted to it under the CDI Corp. 1998 Non-Qualified Stock Option Plan, as amended (the "Plan") hereby grants to Roger H. Ballou (the "Optionee") an option (the "Option" when reference is made to the right to purchase some or all of the Shares) to purchase 500,000 shares of CDI Corp. common stock (the "Shares" when reference is made to all or a portion of the shares subject to the Option), according to the terms and conditions set forth herein and in the Plan.

SECTION 2.     Other Definitions.
               -----------------

          (a)  "Board" means the board of directors of the Company.

          (b) "Cause" means termination of Optionee's employment with the Company resulting from any one or more of the following events:

               (i) Optionee's commission of a felony or other crime involving moral turpitude;

               (ii) Optionee's refusal to perform such services as may be reasonably delegated or assigned to Optionee, consistent with his position, by the Board of Directors; provided, however, that a termination under this Section 2(b)(ii) shall not be for Cause unless the Company provides written notice to Optionee of its intention to terminate Optionee for Cause under this Section 2(b)(ii), and Optionee fails, to the reasonable satisfaction of the Company, to cure the defects stated in such written notice within ten days after the notice was given to Optionee;

               (iii) Optionee's willful misconduct or gross negligence in connection with the performance of his duties under his Employment Agreement with the Company dated October 1, 2001 (the "Employment Agreement") that materially adversely affects Optionee's ability to perform his duties for the Company or materially adversely affects the Company;

               (iv) Optionee's material breach of any of the terms or conditions of the Employment Agreement;

               (v) receipt of notice from Optionee of Optionee's intention to terminate his employment with the Company other than for Good Reason; or

               (vi) receipt of reliable information from another source of Optionee's intention to terminate his employment with the Company other than for Good Reason, unless Optionee delivers a written statement to Company providing that he does not intend to terminate his employment with the Company as long as such statement is delivered to the Company no later than 48 hours after the Company has asked Optionee whether its information regarding his intended termination is accurate.

          (c) "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to Item 1 of Form 8-K promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), provided, that, without limitation, such a change in control shall be deemed to have occurred if any "person" (as such term is used in Sections 13(d) and 14(d) of the Act), other than (1) the Company, (2) any "person" who on the date hereof is a director or officer of the Company, (3) any "person" who on the date hereof is the beneficial owner of 5% or more of the voting power of the Company's outstanding securities or an affiliate of any such person or (4) a trust established under an employee benefit plan for employees of the Company of its subsidiaries, is or becomes the "beneficial owner," (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities.

          (d)  "Committee" means the Compensation Committee of the Board.

          (e)  "Company" means CDI Corp.

          (f) "Date of Exercise" means the date on which the written notice required by Section 8 below is received by the Treasurer of the Company.

          (g) "Date of Grant" means October 1, 2001, the date on which the Option is awarded pursuant to the Plan and this Agreement.

          (h) "Disability" shall have the same meaning as "Total Disability" under the CDI Corporation Long Term Disability Benefits Program, or such other comparable program as may then be in effect that provides long term disability coverage to the Company's management employees.

          (i) "Fair Market Value" of a share of Stock means the closing price of actual sales of shares on the New York Stock Exchange on a given date or, if there are no such sales on such date, the closing price of the shares of Stock on such exchange on the last date on which there was a sale, in either case as reported on the New York Stock Exchange consolidated transaction reporting system.

          (j) "Good Reason" exists if the Optionee voluntarily terminates employment with the Company, including following a Change in Control because (i) the Optionee is assigned duties that are demeaning or otherwise materially inconsistent with the duties currently performed by the Optionee, (ii) the Optionee's place of employment with the Company is moved outside the Philadelphia metropolitan area or, following a Change in Control (iii) Executive's title is changed, or (iv) Executive's principal place of employment is relocated by more than 50 miles. Before the Optionee terminates for Good Reason, he must notify the Company in writing of his intention to terminate and the Company shall have 15 days after receiving such written notice to remedy the situation, if possible.

          (k) "Option Price" means $16.05, representing the Fair Market Value of a share of Stock on the last trading date immediately preceding the Date of Grant.

          (l) "Stock" means the Company's common stock, par value $.10 per share.

          (m)  "Termination Date" means the earliest of:

               (i) the date on which Optionee's employment with the Company terminates if such termination is by the Company for Cause or by Optionee without Good Reason;

               (ii) in the event of termination of Optionee's employment by the Company without Cause or by Optionee for Good Reason, the date two weeks after the date of such termination;

               (iii) in the event of the death or Disability of the Optionee, the date six months after the date of the Optionee's death or Disability; or

               (iv)   12:00 a.m. October 1, 2011.

SECTION 3.     Time of Exercise.
               ----------------

          No Option shall be exercisable with respect to any Shares unless the Option has vested with respect to such Shares in accordance with Section 4, 5 or 6 hereof. If vested, the Option may be exercised at any time after vesting until the Termination Date in whole or in part.

SECTION 4.     Time Vesting Option
               -------------------

          To the extent of 100,000 shares of Stock (the "Time Vesting Option"), subject to the accelerated vesting provisions of Section 6, the Option will vest as follows:

          (a) With respect to 25,000 Shares, the Option will vest on the first anniversary of the Date of Grant;

          (b) With respect to an additional 25,000 Shares, the Option will vest on the second anniversary of the Date of Grant; and

          (c) With respect to an additional 25,000 shares, the Option will vest on the third anniversary of the Date of Grant.

          (d) With respect to the final 25,000 shares, the Option will vest on the fourth anniversary of the Date of Grant.

Notwithstanding the above, no portion of the Option will vest on or after the Termination Date, except as provided in Section 6 below.

SECTION 5.     Target Price Option.
               -------------------

          To the extent of 400,000 shares of Stock (the "Target Price Option"), subject to the accelerated vesting provisions of Section 6, the Option will vest as follows:

          (a) With respect to 50,000 Shares, the Option will become vested upon the earlier of (1) the first date that the closing price of the Stock on the New York Stock Exchange (or if the Stock ceases to be traded on the New York Stock Exchange, on the relevant exchange) has closed at $30 for any 60 days over a continuous six (6) month period or (2) September 30, 2008.

          (b) With respect to 50,000 Shares, the Option will become vested upon the earlier of (1) the first date that the closing price of the Stock on the New York Stock Exchange (or if the Stock ceases to be traded on the New York Stock Exchange, on the relevant exchange) has closed at $35 for any 60 days over a continuous six (6) month period or (2) September 30, 2008.

          (c) With respect to 50,000 Shares, the Option will become vested upon the earlier of (1) the first date that the closing price of the Stock on the New York Stock Exchange (or if the Stock ceases to be traded on the New York Stock Exchange, on the relevant exchange) has closed at $40 for any 60 days over a continuous six (6) month period or (2) September 30, 2008.

          (d) With respect to 50,000 Shares, the Option will become vested upon the earlier of (1) the first date that the closing price of the Stock on the New York Stock Exchange (or if the Stock ceases to be traded on the New York Stock Exchange, on the relevant exchange) has closed at $45 for any 60 days over a continuous six (6) month period or (2) September 30, 2008.

          (e) With respect to 50,000 Shares, the Option will become vested upon the earlier of (1) the first date that the closing price of the Stock on the New York Stock Exchange (or if the Stock ceases to be traded on the New York Stock Exchange, on the relevant exchange) has closed at $50 for any 60 days over a continuous six (6) month period or (2) September 30, 2008.

          (f) With respect to 50,000 Shares, the Option will become vested upon the earlier of (1) the first date that the closing price of the Stock on the New York Stock Exchange (or if the Stock ceases to be traded on the New York Stock Exchange, on the relevant exchange) has closed at $55 for any 60 days over a continuous six (6) month period or (2) September 30, 2008.

          (g) With respect to 50,000 Shares, the Option will become vested upon the earlier of (1) the first date that the closing price of the Stock on the New York Stock Exchange (or if the Stock ceases to be traded on the New York Stock Exchange, on the relevant exchange) has closed at $60 for any 60 days over a continuous six (6) month period or (2) September 30, 2008.

          (h) With respect to 50,000 Shares, the Option will become vested upon the earlier of (1) the first date that the closing price of the Stock on the New York Stock Exchange (or if the Stock ceases to be traded on the New York Stock Exchange, on the relevant exchange) has closed at $65 for any 60 days over a continuous six (6) month period or (2) September 30, 2008.

Notwithstanding the above, no portion of the Option will vest on or after the Termination Date, except as provided in Section 6 below.

SECTION 6.     Accelerated Vesting.
               -------------------

          (a) In addition to the vesting provisions above, the Time Vesting Option shall be accelerated by one year following a Change in Control of the Company, or termination of the Optionee's employment by the Company without Cause or by the Optionee for Good Reason.

          (b) Further, upon a Change in Control, the price conditions on exercise set out in Sections 5(a) through 5(h) will be deemed to have been satisfied to the extent that the price at which the securities, the purchase of which gave rise to that Change in Control, were purchased (or if more than one purchase occurred, the most recent such price) is equal to or greater than the price condition established by Sections 5(a) through 5(h).

SECTION 7.     Additional Options
               ------------------

          Executive will receive no additional option awards for the period ending two years from the date of the Employment Agreement. In the third year, and for years thereafter, normal option grants may be issued to Executive as determined by the Board of Directors.

SECTION 8.     Payment for Shares by the Optionee.
               ----------------------------------

          Full payment for Shares purchased upon the exercise of the Option shall be made by check or bank draft or by any other method allowed by the Plan, on the terms and conditions specified in the Plan.

SECTION 9.     Nontransferability of Option.
               ----------------------------

          The Option may not be transferred, in whole or in part, except by will or the applicable laws of descent and distribution. The Option may not be exercised by any person other than the Optionee or, in the case of the Optionee's death, by the person to whom the Optionee's rights have passed by will or by the applicable laws of descent and distribution.

SECTION 10.    Manner of Exercise.
               ------------------

          The Option shall be exercised by giving written notice of exercise to the Company's Treasurer, at 1717 Arch St., 35th Floor, Philadelphia, Pennsylvania 19103-2768. Such notice must state the number of Shares as to which the Option is exercised. Each such notice shall be irrevocable once given. Notice of exercise must be accompanied by full payment in accordance with Section 8.

SECTION 11.    Securities Laws.
               ---------------

          The Committee may from time to time impose any conditions on the exercise of the Option as it deems necessary or advisable to ensure that all options granted under the Plan, and the exercise thereof, satisfy Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission. Such conditions may include, without limitation, the partial or complete suspension of the right to exercise the Option.

SECTION 12.    Issuance of Certificates; Payment of Taxes.
               ------------------------------------------

          (a) The Option can only be exercised as to whole shares of Stock. Upon exercise of the Option and payment of the Option Price, a certificate for the number of shares of Stock purchased through the exercise will be issued and delivered by the Company to the Optionee, provided that unless otherwise satisfied by the method of payment determined under the Plan and Section 8, the Optionee has remitted to the Company an amount, determined by the Company, sufficient to satisfy the applicable requirements to withhold federal, state, and local taxes, or made other arrangements with the Company for the satisfaction of such withholding requirements.

          (b) Subject to the provisions of Section 11 above, the Company may also condition delivery of certificates for shares of Stock upon the prior receipt from the Optionee of any undertakings that it determines are required to ensure that the certificates are being issued in compliance with federal and state securities laws.

SECTION 13.    Rights Prior to Issuance of Certificates.
               ----------------------------------------

          Neither the Optionee nor the person to whom the Optionee's rights shall have passed by will or by the laws of descent and distribution shall have any of the rights of a shareholder with respect to any shares of Stock issuable upon exercise of the Option until the date of issuance to the Optionee of a certificate for such shares as provided in Section 12 above.

SECTION 14.    Option Not to Affect Relationship with Company.
               ----------------------------------------------

          The Option shall not confer upon the Optionee any right to continue in the employ or service of the Company.

SECTION 15.    Adjustment for Capital Changes.
               ------------------------------

          In case the number of outstanding shares of the Company's capital stock is changed as a result of a stock dividend, stock split, recapitalization, combination, subdivision, issuance of rights or other similar corporate change, the Board shall make an appropriate adjustment in the aggregate number of Shares subject to, and the Option Price of, any then outstanding Option.

SECTION 16.    Interpretation.
               --------------

          The Committee shall have the sole power to interpret this Agreement and to resolve any disputes arising hereunder.

          Intending to be legally bound, the parties have executed this Agreement effective as of the Date of Grant.

For the Compensation Committee of the Board        OPTIONEE
of Directors of CDI Corp.

By:  _______________________________________       _____________________________
     Walter E. Blankley,                           Roger H. Ballou
     Chairman of the Committee

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